                        SEMIANNUAL REPORT / JUNE 30, 2002

                                AIM BALANCED FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                         TWO BLUE DANCERS BY EDGAR DEGAS

 WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE AND SMOOTHLY COORDINATED

     INTERACTION, DISCIPLINE IS PARAMOUNT. AT AIM, WE CONTINUALLY STRIVE FOR

       EXCELLENCE BY ADHERING TO A UNIQUELY DISCIPLINED INVESTMENT STYLE.

================================================================================

AIM Balanced Fund seeks a high total return consistent with preservation of capital by investing in a broadly diversified portfolio of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and expenses for Class A shares in previous years, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non U.S. companies.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have a greater potential for business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

                                  [BAR CHART]

CLASS A SHARES
 10 Years                             9.28%
  5 Years                             1.39
  1 Year                            -19.89

CLASS B SHARES
 Inception (10/18/93)                 6.51%
  5 Years                             1.23
  1 Year                            -20.63

CLASS C SHARES
 Inception (8/4/97)                   0.36%
  1 Year                            -17.32

CLASS R SHARES*
 10 Years                             9.54%
  5 Years                             2.13
  1 Year                            -16.11

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

    SUPPLEMENT TO     AIM BALANCE FUND
SEMIANNUAL REPORT
    DATED 6/30/02
                      INSTITUTIONAL CLASS SHARES

                      The following information has been prepared to provide
                      Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards.
                      Performance of Institutional Class shares will differ from performance of Class A, B, C and R shares due to differing sales charges and class expenses.

                      TOTAL RETURNS                                 Please note that past performance is not
                      For Periods Ended 6/30/02                     indicative of future results. More
                                                                    recent returns may be more or less than
                      Inception (3/15/02)           -10.97%*        those shown. All returns assume
                                                                    reinvestment of distributions at net
                      * Because Institutional Class shares of       asset value. Investment return and
                      the fund have been offered for less than      principal value will fluctuate so your
                      a year (since 3/15/02), total return          shares, when redeemed, may be worth more
                      shown is cumulative total return that         or less than their original cost. See
                      has not been annualized.                      full report for information on
                                                                    comparative benchmarks. If you have
                      SHARE VALUE                   NAV             questions, please consult your fund
                                                                    prospectus or call AIM toll free at
                      3/15/02                   $ 25.81             800-451-4246.
                      6/30/02                   $ 22.69


[AIM FUNDS LOGO]                A I M Distributors, Inc.               BAL-INS-2
--Registered Trademark--

                     DEAR FELLOW SHAREHOLDER:

[PHOTO OF            Our nation and markets have been shaken lately by terrorism
ROBERT H.            and war, an economic downturn, and a two-year bear market
GRAHAM]              for equities. But perhaps most seriously for us as
                     investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets. We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                         It is worth noting that, despite extensive media
                     coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

     While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    Briefly, for AIM Balanced Fund, difficult conditions in the stock market were eased a bit by good performance from the fund's bond component. Class A shares of the fund returned -11.50% at net asset value. By comparison, the S&P 500 Index of U.S. stocks returned -13.15% for the same period.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
 1. Citigroup Inc.                          1.7%

 2. American International Group, Inc.      1.2

 3. General Electric Co.                    1.2

 4. Cooper Cameron Corp.                    1.2

 5. Target Corp.                            1.1

 6. Bed Bath & Beyond Inc.                  1.0

 7. Wal-Mart Stores, Inc.                   1.0

 8. DST Systems, Inc.                       0.9

 9. Microsoft Corp.                         0.9

10. United Technologies Corp.               0.9

The fund's portfolio is subject to change, and there is no assurance that the fund will continue  to hold any particular security.
================================================================================

FUND FARES BETTER THAN BENCHMARK AS MARKET SLIPS

HOW DID THE FUND PERFORM?

It was a challenging six months for the stock market, despite vigorous growth in the U.S. economy during the first quarter. For the reporting period ended June 30, 2002, AIM Balanced Fund's returns (excluding sales charges) were -11.50% for Class A shares, -11.83% for Class B shares, -11.85% for Class C shares, and -11.61% for the new Class R shares, available only through certain retirement programs. These results compare favorably with that of the fund's benchmark, the S&P 500, which returned -13.15%. The fund's outperformance was largely due to its bond component. Bonds rose modestly during the period, once again demonstrating the value of a diversified approach.

WHAT ECONOMIC CONDITIONS SHAPED THE PERIOD'S MARKETS?

The economy was growing, but stock performance generally did not reflect this growth. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, then dropped back in the second quarter to a sluggish 1.1%.

    Investor confidence was undermined by allegations of corporate misconduct, anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism. As a result, most major stock market indexes posted negative returns for the reporting period.

HOW DID THESE CONDITIONS AFFECT THE FIXED-INCOME MARKET?

Bonds impressively outperformed stocks. The Lehman Aggregate Bond Index returned 3.79% for the six months.

    Corporations continued postponing capital expenditures despite favorable borrowing rates, but consumer spending remained remarkably strong through April, especially for cars and homes, as loan interest rates remained low.

    During the first quarter's rapid growth there was concern that inflation could rise and prompt the Fed to raise short-term interest rates--a move detrimental to bonds, since their prices tend to decline as interest rates rise. Accordingly, bond prices sagged during March but rebounded as April's slowing growth made a Fed rate increase appear less likely.

HOW DID THE FUND'S MANAGEMENT TEAM TAKE ACTION?

We continued to target approximately 60% stocks and 40% high-quality bonds, a mix that historically has provided optimal risk/return trade-off over the longer term. With the fixed-income portfolio, we sought to provide current income while preserving principal and growing capital. The stocks were managed according to AIM's Growth at a Reasonable Price (GARP) style, which applies elements of both value and growth investing to identify companies with strong growth prospects and attractive valuations. Both the equity and the fixed-income areas remained well diversified, with only about 11% of the fund's assets in its 10 largest holdings.

WHAT FACTORS MOST AFFECTED PERFORMANCE?

Our fixed-income component helped buoy results, while several stock market trends adversely affected them. It was an unfavorable period for large-caps, which underperformed small- and mid-cap stocks. It was also a disadvantage that value stocks outperformed growth stocks during the six months, as the fund leans more toward growth than most other balanced funds.

    Compared with its index, the fund was overweight in the consumer-discretionary and health care sectors, and was negatively affected by weak performance in both. Energy, retail and consumer staples stocks had reasonably good results, but our weightings in those areas were not large.

    Our bond portfolio was extremely helpful in reducing the negative impact of these stock-market trends and improving results. The fund holds primarily high-grade bonds, and these performed especially well during the period, as investors chose them for safety.

================================================================================
                                                         Class A Shares
Calendar Year Total Returns (%)                          Excluding Sales Charges
--------------------------------------------------------------------------------
1992    1993    1994     1995    1996     1997     1998    1999     2000    2001

9.64   15.54   -5.44    34.97   19.25    24.41    12.46   19.04    -4.21  -11.33
================================================================================

                                       As of 6/30/02, based on total net assets.

=================================================================================================================================
TOP 10 FIXED-INCOME HOLDINGS* COUPON   MATURITY  PERCENT  TOP 10 INDUSTRIES                   PORTFOLIO COMPOSITION BY INVESTMENT
                                                                                                       [PIE CHART]
---------------------------------------------------------------------------------------------------------------------------------
 1. American Re Corp.                                      1. Diversified Financial            Government & Agency Bonds  17%
    - Series B                 7.45%     12/26    0.6%        Services                 9.9%
                                                                                               Cash & Other                4%
 2. El Paso CGP Co.            6.70       2/27    0.6      2. Electric Utilities       4.8

 3. Cleveland Electric                                     3. Banks                    4.5
    Illuminating Co.                                                                           Stock                      55%
    (The)-Series D             7.88      11/17    0.5
                                                                                               Corporate Bonds            24%
 4. Noble Energy, Inc.         7.25       8/97    0.5      4. Pharmaceuticals          4.1

 5. Key Bank N. A              4.10       6/05    0.5      5. General Merchandise
                                                              Stores                   2.9
 6. Beaver Valley II                                       6. Integrated Oil & Gas     2.8
    Funding Corp.              9.00       6/17    0.4

 7. Raytheon Co.               6.75       8/07    0.4      7. Oil & Gas Exploration
                                                              & Production             2.8

 8. Hydro-Quebec (Canada)      9.40       2/21    0.4      8. Broadcasting &
                                                              Cable TV                 2.6

 9. Ford Motor Credit Co.      6.88       2/06    0.3      9. Semiconductors           2.2

10. Premium Asset                                         10. Aerospace & Defense      2.1
    Trust-Series 2001-6        5.25       7/04    0.3

*Excluding government and agency bonds
=================================================================================================================================

================================================================================================
PORTFOLIO STATISTICS                                  PORTFOLIO MANAGEMENT TEAM
------------------------------------------------------------------------------------------------
Total Holdings                         394            Co-Managers:
                                                      Robert G. Alley            Scot W. Johnson
Total Net Assets            $3,231,609,225            Claude C. Cody, IV         Craig A. Smith
                                                      Jan H. Friedli             Meggan M. Walsh
Average Bond Rating                     AA            Assisted by Balanced
                                                      Fixed-Income Team
Average Bond Maturity                10.47 years

Average Bond Modified Duration       5.860 years
================================================================================================

WHAT WERE SOME SPECIFIC HOLDINGS?

In the consumer-discretionary sector, home furnishings retailer Bed Bath and Beyond achieved impressive sales growth, benefiting from the period's strong home-buying trend.

   In the health care sector, health insurance provider Anthem grew its net income significantly, but we reduced our position in biotech giant Genzyme after an earnings disappointment. We carefully evaluated major financial-sector player Citigroup and concluded that despite lackluster results in the current period, it still had sound fundamentals and strong prospects for valuable future performance, and we retained it in the portfolio.

HOW DID THE MANAGEMENT TEAM POSITION THE FUND FOR THE COMING SIX MONTHS?

We shortened the fund's average maturity and increased its credit quality to AA, as bonds of shorter maturity or higher quality maintain more value when interest rates rise. Rates often do rise when the economy rebounds, but the timing of any rebound is uncertain. To be prepared without taking undue risks, we kept the fund's bond portfolio highly diversified by including Treasuries, agencies, high-quality corporates and mortgage-backed securities, and kept equity holdings broadly diversified by capitalization size, sector and industry. When adding new stocks to the portfolio, we sought less volatile ones. We also took advantage of lower prices by adding stocks in more defensive areas--ones less vulnerable to reduced capital spending.

WHAT CONDITIONS PREVAILED AS THE PERIOD ENDED?

Many economic measures indicated growth had already returned, though the market did not keep pace. In June, the Federal Reserve commented that "overall economic activity expanded at a moderate pace in late April and May." However, a June decline in the University of Michigan's Index of Consumer Sentiment indicated that a consumer spending pullback might occur. Concerns about corporate accounting practices and geopolitical instability made people hesitant to invest.

Bonds, however, were benefiting from investors' flight to safety. Over the near term, volatility appeared likely to continue.


          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BONDS & NOTES-21.64%

AEROSPACE & DEFENSE-0.38%

Raytheon Co., Notes, 6.75%, 08/15/07           $ 11,565,000   $   12,231,491
============================================================================

ALTERNATIVE CARRIERS-0.06%

Intermedia Communications Inc.- Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09(a)                5,475,000        1,779,375
============================================================================

AUTOMOBILE MANUFACTURERS-0.40%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 6,000,000        6,421,440
----------------------------------------------------------------------------
General Motors Corp., Putable Deb., 8.80%,
  03/01/21                                        5,965,000        6,503,818
============================================================================
                                                                  12,925,258
============================================================================

BANKS-2.38%

Dresdner Funding Trust I, Notes, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $6,259,723)(b)                                  5,900,000        6,376,248
----------------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Sr. Unsub. Yankee Notes, 4.00%, 08/30/05        9,130,000        9,202,218
----------------------------------------------------------------------------
  Yankee Notes, 4.63%, 03/01/07                   6,750,000        6,837,817
----------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        4,180,000        3,969,370
----------------------------------------------------------------------------
Key Bank N. A., Sr. Notes, 4.10%, 06/30/05       14,910,000       14,909,254
----------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/04                                 6,300,000        6,910,344
----------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          5,500,000        5,755,090
----------------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Deb., 6.00%,
  01/15/28                                        6,595,000        6,668,270
----------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        2,590,000        2,816,651
----------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       6,505,000        6,589,045
----------------------------------------------------------------------------
Wachovia Corp.,
  Unsec. Putable Sub. Deb., 6.55%, 10/15/35       5,780,000        6,158,995
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.25%, 08/04/08                800,000          832,112
============================================================================
                                                                  77,025,414
============================================================================

BREWERS-0.16%

Anheuser-Busch Cos., Inc., Bonds, 6.50%,
  02/01/43                                        5,125,000        5,072,469
============================================================================

BROADCASTING & CABLE TV-1.54%

Comcast Cable Communications, Unsec. Notes,
  8.88%, 05/01/17                                 6,545,000        6,300,152
----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                10,200,000       10,549,248
----------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          2,550,000        2,479,594
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10         $     70,000   $       72,663
----------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%,
  02/01/28                                        4,350,000        4,138,894
----------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 2,100,000        2,186,940
----------------------------------------------------------------------------
  7.88%, 02/15/26                                 5,835,000        5,365,341
----------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb, 6.88%, 06/15/18            6,860,000        5,820,916
----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   7,375,000        7,552,369
----------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          5,100,000        5,193,228
============================================================================
                                                                  49,659,345
============================================================================

COMPUTER HARDWARE-0.04%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $19,222,750)(a)(b)(c)                          25,012,000        1,325,636
============================================================================

CONSUMER FINANCE-1.62%

CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                  6,375,000        6,664,042
----------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   8,125,000        8,811,319
----------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/05           5,865,000        6,553,258
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          5,515,000        5,763,561
----------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                  10,685,000       10,926,054
----------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                   7,305,000        7,483,826
----------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  8.00%, 07/15/10                                 5,780,000        6,210,148
============================================================================
                                                                  52,412,208
============================================================================

DIVERSIFIED FINANCIAL SERVICES-3.00%

Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        5,910,000        8,499,112
----------------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $8,485,261)(b)                             7,970,000        8,325,860
----------------------------------------------------------------------------
CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                        1,110,000        1,071,838
----------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               7,080,000        7,134,728
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             10,850,000       10,518,858
----------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/01/02; Cost
  $8,643,518)(b)                                  8,200,000        8,777,034
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                       $  9,180,000   $   10,461,253
----------------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes, 5.25%, 05/16/05                          6,470,000        6,523,377
----------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        4,300,000        4,685,237
----------------------------------------------------------------------------
Jackson National Life Insurance Co., Sec.
  Notes, 6.13%, 05/30/12 (Acquired 05/22/02;
  Cost $9,352,328)(b)                             9,380,000        9,473,425
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Notes, 6.63%, 01/18/12                          3,540,000        3,609,773
----------------------------------------------------------------------------
  Sr. Bonds, 7.88%, 08/15/10                      5,955,000        6,561,814
----------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06               7,100,000        7,288,079
----------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $2,097,564)(b)                                  2,100,000        2,203,047
----------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes, 7.63%, 08/03/21                          4,000,000        1,940,000
============================================================================
                                                                  97,073,435
============================================================================

ELECTRIC UTILITIES-4.36%

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        9,000,000       10,340,010
----------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           6,080,000        6,293,712
----------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17          14,795,000       16,071,956
----------------------------------------------------------------------------
Dominion Resources, Inc.-Series A, Sr. Unsec.
  Unsub. Notes, 8.13%, 06/15/10                     450,000          498,825
----------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
  02/01/06                                        8,850,000        9,672,784
----------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
  05/01/11                                        5,438,000        5,974,132
----------------------------------------------------------------------------
Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                          8,000,000        8,572,800
----------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Yankee Bonds, 9.40%, 02/01/21              8,445,000       11,240,042
----------------------------------------------------------------------------
  Series B, Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                                 5,000,000        6,132,850
----------------------------------------------------------------------------
Indiana Michigan Power Co.
  Series C, Sr. Unsec. Notes, 6.13%,
  12/15/06                                        5,700,000        5,832,354
----------------------------------------------------------------------------
  Series F, SLOBS, 9.82%, 12/07/22                4,467,333        4,898,162
----------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $3,302,536)(b)                                  3,294,399        3,065,438
----------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                          3,700,000        4,013,797
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(d)       $  8,550,000   $    8,398,323
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes,
  7.63%, 02/01/06 (Acquired 02/14/02; Cost
  $4,327,356)(b)                                  4,400,000        4,097,500
----------------------------------------------------------------------------
  8.25%, 09/15/10                                10,475,000        9,453,687
----------------------------------------------------------------------------
  8.63%, 04/01/31                                10,245,000        7,927,069
----------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            7,850,000        8,244,306
----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(e)             GBP                     3,000,000        4,909,987
----------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 5,800,000        5,409,370
============================================================================
                                                                 141,047,104
============================================================================

GAS UTILITIES-0.60%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                        7,750,000        7,272,678
----------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        3,100,000        3,355,502
----------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 7,000,000        6,741,210
----------------------------------------------------------------------------
Westcoast Energy Inc.
  (Canada)-Series V, Unsec. Deb., 6.45%,
  12/18/06(e)             CAD                     3,000,000        2,069,238
============================================================================
                                                                  19,438,628
============================================================================

INDUSTRIAL CONGLOMERATES-0.04%

Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%,
  05/27/09(e)             EUR                     1,300,000        1,192,014
============================================================================

INTEGRATED OIL & GAS-0.73%

El Paso CGP Co., Sr.
  Unsec. Putable Deb., 6.70%, 02/15/27           18,900,000       18,749,745
----------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 4,280,000        4,683,262
============================================================================
                                                                  23,433,007
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.16%

Olivetti International Finance
  N.V.(Netherlands)-Series E, Gtd. Medium
  Term Euro Disc. Notes, 6.13%,
  07/30/09(e)             EUR                     3,210,000        3,099,304
----------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19       2,200,000        2,222,902
============================================================================
                                                                   5,322,206
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

LIFE & HEALTH INSURANCE-1.02%

American General Finance Corp., Sr. Unsec.
  Putable Notes, 8.13%, 08/15/09               $  4,430,000   $    4,940,938
----------------------------------------------------------------------------
American General Institute Capital- Series B,
  Gtd. Notes, 8.13%, 03/15/46 (Acquired
  02/07/02; Cost $6,848,842)(b)                   6,070,000        6,950,939
----------------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $7,046,123)(b)                                  7,050,000        7,063,184
----------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $1,402,095)(b)                                  1,500,000        1,582,088
----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                 3,000,000        3,160,980
----------------------------------------------------------------------------
  7.88%, 05/15/23                                 9,200,000        9,377,008
============================================================================
                                                                  33,075,137
============================================================================

MULTI-LINE INSURANCE-0.32%

AIG SunAmerica Global Financing IX, Sr.
  Notes, 5.10%, 01/17/07 (Acquired 01/10/02;
  Cost $7,033,242)(b)                             7,040,000        7,147,360
----------------------------------------------------------------------------
AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 04/12/02;
  Cost $2,977,583)(b)                             2,950,000        3,037,763
============================================================================
                                                                  10,185,123
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.25%

Williams Cos., Inc. (The)-Series A, Sr.
  Unsec. PATS, 6.75%, 01/15/06                    5,525,000        4,330,219
----------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $3,924,640)(b)                             3,800,000        3,676,272
============================================================================
                                                                   8,006,491
============================================================================

OIL & GAS-0.22%

Canadian Oil Sands Ltd., (Canada) Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01;
  Cost $7,162,659)(b)                             7,175,000        7,221,135
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.20%

National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                 2,750,000        2,716,808
----------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        3,750,000        3,712,875
============================================================================
                                                                   6,429,683
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.62%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                           8,250,000        8,865,368
----------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              7,075,000        7,178,861
----------------------------------------------------------------------------
Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                5,475,000        6,022,226
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                     $  2,200,000   $    2,377,298
----------------------------------------------------------------------------
Devon Financing Corp. ULC, Sr. Unsec. Gtd.
  Unsub. Notes, 7.88%, 09/30/31                   3,265,000        3,489,436
----------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          4,070,000        4,329,178
----------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Yankee Notes,
  7.40%, 05/01/28                                 4,965,000        4,784,224
----------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                       18,196,000       15,246,428
============================================================================
                                                                  52,293,019
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.69%

Petroleos Mexicanos (Mexico),
  Series P, Unsec. Putable Unsub. Yankee
  Notes, 9.50%, 03/15/06                          7,125,000        7,768,031
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Yankee Bonds,
  9.38%, 12/02/08                                 6,295,000        6,719,913
----------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp., Notes,
  8.88%, 07/15/12 (Acquired 06/28/02; Cost
  $7,903,575)(b)                                  8,100,000        7,920,261
============================================================================
                                                                  22,408,205
============================================================================

PHARMACEUTICALS-0.16%

Merck & Co., Inc., Unsec. Deb., 6.40%,
  03/01/28                                        5,080,000        5,097,882
============================================================================

PROPERTY & CASUALTY INSURANCE-0.90%

American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                17,925,000       19,090,125
----------------------------------------------------------------------------
Markel Corp.,
  Unsec. Gtd. Notes, 7.20%, 08/15/07              7,000,000        6,876,590
----------------------------------------------------------------------------
  Unsec. Notes, 7.00%, 05/15/08                   2,350,000        2,244,532
----------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                            700,000          741,440
============================================================================
                                                                  28,952,687
============================================================================

PUBLISHING-0.22%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/06                  1,825,000        1,962,769
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
  10/01/06                                        4,950,000        5,160,326
============================================================================
                                                                   7,123,095
============================================================================

RAILROADS-0.17%

Norfolk Southern Corp., Notes, 7.05%,
  05/01/37                                        5,250,000        5,546,625
============================================================================

REAL ESTATE INVESTMENT TRUSTS-0.33%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18               3,255,000        3,405,804
----------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              2,205,000        2,260,015
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                              $  4,600,000   $    4,855,254
============================================================================
                                                                  10,521,073
============================================================================

SOVEREIGN DEBT-0.02%

Manitoba (Province of) (Canada)- Series EM,
  Unsec. Unsub. Yankee Notes, 7.50%, 02/22/10       700,000          805,337
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.05%

Bell Mobility Cellular Inc. (Canada), Unsec.
  Deb., 6.55%, 06/02/08(e)  CAD                   2,500,000        1,654,814
============================================================================
    Total Bonds & Notes (Cost $719,490,508)                      699,257,896
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-54.57%

ADVERTISING-1.95%

Interpublic Group of Cos., Inc. (The)               823,000       20,377,480
----------------------------------------------------------------------------
Lamar Advertising Co.(f)                            601,000       22,363,210
----------------------------------------------------------------------------
Omnicom Group Inc.                                  440,000       20,152,000
============================================================================
                                                                  62,892,690
============================================================================

AEROSPACE & DEFENSE-1.73%

Honeywell International Inc.                        752,000       26,492,960
----------------------------------------------------------------------------
United Technologies Corp.                           432,600       29,373,540
============================================================================
                                                                  55,866,500
============================================================================

APPAREL RETAIL-0.86%

Limited Brands                                    1,313,000       27,966,900
============================================================================

BANKS-2.08%

Bank of America Corp.                               370,500       26,068,380
----------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                    503,000       16,976,250
----------------------------------------------------------------------------
Northern Trust Corp.                                552,000       24,321,120
============================================================================
                                                                  67,365,750
============================================================================

BIOTECHNOLOGY-0.18%

Genzyme Corp.(f)                                    298,813        5,749,162
============================================================================

BROADCASTING & CABLE TV-1.09%

Clear Channel Communications, Inc.(f)               388,000       12,423,760
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(f)            722,000       22,670,800
============================================================================
                                                                  35,094,560
============================================================================

BUILDING PRODUCTS-0.67%

Masco Corp.                                         803,000       21,769,330
============================================================================

COMPUTER HARDWARE-0.61%

International Business Machines Corp.               273,000       19,656,000
============================================================================

CONSTRUCTION & ENGINEERING-0.45%

Quanta Services, Inc.(f)                          1,467,000       14,479,290
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE

DATA PROCESSING SERVICES-1.50%

Concord EFS, Inc.(f)                                591,400   $   17,824,796
----------------------------------------------------------------------------
DST Systems, Inc.(f)                                668,000       30,534,280
============================================================================
                                                                  48,359,076
============================================================================

DIVERSIFIED FINANCIAL SERVICES-6.24%

American Express Co.                                452,000       16,416,640
----------------------------------------------------------------------------
Citigroup Inc.                                    1,421,433       55,080,529
----------------------------------------------------------------------------
Fannie Mae                                          263,800       19,455,250
----------------------------------------------------------------------------
Freddie Mac                                         321,900       19,700,280
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     324,100       23,772,735
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       329,000       20,569,080
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           682,000       27,621,000
----------------------------------------------------------------------------
Morgan Stanley                                      445,600       19,196,448
============================================================================
                                                                 201,811,962
============================================================================

FOOD RETAIL-1.41%

Kroger Co. (The)(f)                               1,274,000       25,352,600
----------------------------------------------------------------------------
Safeway Inc.(f)                                     695,500       20,301,645
============================================================================
                                                                  45,654,245
============================================================================

GENERAL MERCHANDISE STORES-2.91%

BJ's Wholesale Club, Inc.(f)                        663,600       25,548,600
----------------------------------------------------------------------------
Target Corp.                                        960,300       36,587,430
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                               579,000       31,850,790
============================================================================
                                                                  93,986,820
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.82%

Cardinal Health, Inc.                               430,500       26,437,005
============================================================================

HEALTH CARE EQUIPMENT-0.69%

Baxter International Inc.                           498,800       22,171,660
============================================================================

HEALTH CARE FACILITIES-1.33%

HCA Inc.                                            451,000       21,422,500
----------------------------------------------------------------------------
Tenet Healthcare Corp.(f)                           303,000       21,679,650
============================================================================
                                                                  43,102,150
============================================================================

HEALTH CARE SUPPLIES-0.74%

Alcon, Inc. (Switzerland)(f)                        694,900       23,800,325
============================================================================

HOME IMPROVEMENT RETAIL-1.54%

Home Depot, Inc. (The)                              620,300       22,783,619
----------------------------------------------------------------------------
Lowe's Cos., Inc.                                   597,300       27,117,420
============================================================================
                                                                  49,901,039
============================================================================

HOUSEHOLD APPLIANCES-0.81%

Black & Decker Corp. (The)                          541,000       26,076,200
============================================================================

HOUSEHOLD PRODUCTS-0.90%

Colgate-Palmolive Co.                               583,000       29,179,150
============================================================================

INDUSTRIAL CONGLOMERATES-1.23%

General Electric Co.                              1,369,800       39,792,690
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE

INSURANCE BROKERS-0.62%

Marsh & McLennan Cos., Inc.                         209,100   $   20,199,060
============================================================================

INTEGRATED OIL & GAS-2.10%

ChevronTexaco Corp.                                 237,400       21,009,900
----------------------------------------------------------------------------
Exxon Mobil Corp.                                   687,900       28,148,868
----------------------------------------------------------------------------
TotalFinaElf S.A. (France)                          115,700       18,848,939
============================================================================
                                                                  68,007,707
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.01%

BellSouth Corp.                                     524,300       16,515,450
----------------------------------------------------------------------------
Verizon Communications Inc.                         405,900       16,296,885
============================================================================
                                                                  32,812,335
============================================================================

IT CONSULTING & SERVICES-0.84%

SunGard Data Systems Inc.(f)                      1,025,100       27,144,648
============================================================================

LIFE & HEALTH INSURANCE-1.08%

Prudential Financial, Inc.(f)                       500,900       16,710,024
----------------------------------------------------------------------------
Sun Life Financial Services of Canada
  (Canada)                                          836,800       18,165,154
============================================================================
                                                                  34,875,178
============================================================================

MANAGED HEALTH CARE-0.47%

Anthem, Inc.(f)                                     226,300       15,270,724
============================================================================

MOVIES & ENTERTAINMENT-1.30%

AOL Time Warner Inc.(f)                           1,196,300       17,597,573
----------------------------------------------------------------------------
Viacom Inc.-Class B(f)                              553,659       24,565,850
============================================================================
                                                                  42,163,423
============================================================================

MULTI-LINE INSURANCE-1.76%

American International Group, Inc.                  584,960       39,911,821
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       285,000       16,948,950
============================================================================
                                                                  56,860,771
============================================================================

NETWORKING EQUIPMENT-0.74%

Cisco Systems, Inc.(f)                            1,707,200       23,815,440
============================================================================

OIL & GAS DRILLING-0.52%

Noble Corp. (Cayman Islands)(f)                     440,000       16,984,000
============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.15%

Cooper Cameron Corp.(f)                             765,000       37,041,300
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.21%

Apache Corp.                                        362,400       20,830,752
----------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                    390,000       18,135,000
============================================================================
                                                                  38,965,752
============================================================================

PACKAGED FOODS & MEATS-0.68%

Kraft Foods, Inc.-Class A                           536,700       21,977,865
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE

PERSONAL PRODUCTS-0.61%

Estee Lauder Cos. Inc. (The)-Class A                560,000   $   19,712,000
============================================================================

PHARMACEUTICALS-3.89%

Abbott Laboratories                                 376,000       14,156,400
----------------------------------------------------------------------------
Johnson & Johnson                                   462,200       24,154,572
----------------------------------------------------------------------------
Merck & Co., Inc.                                   409,800       20,752,272
----------------------------------------------------------------------------
Pfizer Inc.                                         757,100       26,498,500
----------------------------------------------------------------------------
Pharmacia Corp.                                     636,900       23,851,905
----------------------------------------------------------------------------
Wyeth                                               318,600       16,312,320
============================================================================
                                                                 125,725,969
============================================================================

PROPERTY & CASUALTY INSURANCE-0.81%

MGIC Investment Corp.                               384,600       26,075,880
============================================================================

REAL ESTATE INVESTMENT TRUSTS-0.00%

Wyndham International, Inc. Voting Trust
  (Acquired 08/27/99-06/15/02; Cost
  $276,154)(b)(c)                                     3,284           33,260
============================================================================

SEMICONDUCTOR EQUIPMENT-0.95%

Applied Materials, Inc.(f)                          795,000       15,120,900
----------------------------------------------------------------------------
Novellus Systems, Inc.(f)                           454,000       15,436,000
============================================================================
                                                                  30,556,900
============================================================================

SEMICONDUCTORS-2.17%

Analog Devices, Inc.(f)                             688,300       20,442,510
----------------------------------------------------------------------------
Intel Corp.                                         873,700       15,962,499
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               1,210,000       15,730,000
----------------------------------------------------------------------------
Texas Instruments Inc.                              760,700       18,028,590
============================================================================
                                                                  70,163,599
============================================================================

SPECIALTY STORES-1.04%

Bed Bath & Beyond Inc.(f)                           887,500       33,494,250
============================================================================

SYSTEMS SOFTWARE-1.38%

Microsoft Corp.(f)                                  548,900       30,024,830
----------------------------------------------------------------------------
Oracle Corp.(f)                                   1,536,800       14,553,496
============================================================================
                                                                  44,578,326
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.50%

Nokia Oyj-ADR (Finland)                           1,106,000       16,014,880
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,743,277,864)                                    1,763,585,771
============================================================================

                                                PRINCIPAL
                                                  AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-11.21%

FEDERAL HOME LOAN BANK-0.03%

Unsec. Bonds, 4.88%, 04/16/04                  $    820,000          847,888
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.14%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $  7,350,000   $    7,499,793
----------------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 08/01/03 to 05/01/32                     1,887,795        1,942,824
----------------------------------------------------------------------------
  6.00%, 04/01/17 to 05/01/32                    17,941,537       18,311,945
----------------------------------------------------------------------------
  8.00%, 01/01/27                                 3,172,572        3,396,619
----------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32                    25,154,077       26,088,906
----------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                     4,570,248        4,803,544
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 08/01/32(g)                                140,000          139,650
----------------------------------------------------------------------------
  6.50%, 08/01/32(g)                             29,265,000       29,850,300
----------------------------------------------------------------------------
Unsec. Notes,
  5.50%, 09/15/11                                 9,410,000        9,524,143
============================================================================
                                                                 101,557,724
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.08%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 02/01/28                     9,020,257        9,741,795
----------------------------------------------------------------------------
  6.50%, 04/01/14 to 05/01/29                    17,325,314       18,001,456
----------------------------------------------------------------------------
  7.50%, 11/01/15 to 02/25/41                    12,683,810       13,351,378
----------------------------------------------------------------------------
  7.00%, 12/01/15 to 05/01/32                    27,805,627       28,910,217
----------------------------------------------------------------------------
  6.00%, 01/01/17                                   835,314          853,323
----------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                     6,624,870        7,097,650
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 08/01/32                                33,376,000       33,271,700
----------------------------------------------------------------------------
  6.50%, 08/01/32(g)                             36,469,000       37,186,983
----------------------------------------------------------------------------
Unsec. Bonds,
  6.63%, 11/15/30                                   955,000        1,012,462
----------------------------------------------------------------------------
Unsec. Notes,
  5.13%, 02/13/04                                 1,915,000        1,985,185
----------------------------------------------------------------------------
  7.00%, 07/15/05                                 2,310,000        2,525,916
----------------------------------------------------------------------------
  5.25%, 06/15/06                                   920,000          956,377
----------------------------------------------------------------------------
  6.38%, 06/15/09                                 5,340,000        5,781,992
----------------------------------------------------------------------------
  6.00%, 05/15/11                                 3,464,000        3,632,454
----------------------------------------------------------------------------
  6.20%, 06/13/17                                 8,950,000        8,975,597
----------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                12,800,000       13,426,560
----------------------------------------------------------------------------
  4.75%, 01/02/07                                 9,550,000        9,724,956
============================================================================
                                                                 196,436,001
============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.96%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 06/15/32                    18,247,535       18,669,698
----------------------------------------------------------------------------
  6.00%, 11/15/08 to 06/15/32                     7,198,638        7,228,590
----------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                     3,269,788        3,511,399
----------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                       448,067          485,307
----------------------------------------------------------------------------
  7.50%, 11/15/30 to 05/15/32                     8,409,465        8,882,433
----------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32                    22,049,696       22,949,575
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  6.00%, 06/01/32                              $    450,000   $      449,016
----------------------------------------------------------------------------
  6.50%, 06/01/32                                   350,000          357,109
----------------------------------------------------------------------------
  7.00%, 06/01/32                                   300,000          311,438
----------------------------------------------------------------------------
  7.50%, 06/01/32                                   442,000          466,034
============================================================================
                                                                  63,310,599
============================================================================
    Total U.S. Government Agency Securities
      (Cost $356,250,055)                                        362,152,212
============================================================================

U.S. TREASURY SECURITIES-6.26%

U.S. TREASURY NOTES-5.36%

3.25%, 12/31/03                                     740,000          748,747
----------------------------------------------------------------------------
6.75%, 05/15/05                                  24,900,000       27,192,045
----------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10                      30,970,000       34,062,371
----------------------------------------------------------------------------
6.88%, 05/15/06                                   2,700,000        2,998,404
----------------------------------------------------------------------------
6.13%, 08/15/07(h)                               42,330,000       46,164,251
----------------------------------------------------------------------------
4.75%, 11/15/08                                  35,885,000       36,548,873
----------------------------------------------------------------------------
5.75%, 08/15/10                                  10,300,000       11,024,708
----------------------------------------------------------------------------
5.00%, 08/15/11                                  14,125,000       14,324,869
============================================================================
                                                                 173,064,268
============================================================================

U.S. TREASURY BONDS-0.84%

8.88%, 08/15/17                                     865,000        1,167,144
----------------------------------------------------------------------------
6.13%, 11/15/27 to 08/15/29(h)                   24,575,000       26,098,153
============================================================================
                                                                  27,265,297
============================================================================

U.S. TREASURY STRIPS-0.06%

3.71%, 05/15/20(i)                                5,900,000        2,050,899
============================================================================
    Total U.S. Treasury Securities (Cost
      $194,909,792)                                              202,380,464
============================================================================

ASSET-BACKED SECURITIES-1.99%

AIRLINES-0.75%

American Airlines, Inc.
  Class A-1, Series 2001-1, Pass Through
  Ctfs., 6.98%, 05/23/21                          5,363,719        5,281,477
----------------------------------------------------------------------------
  Series 87-A, Equipment Trust Ctfs., 9.90%,
  01/15/11                                        2,955,000        2,978,670
----------------------------------------------------------------------------
Continental Airlines, Inc.-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                  2,461,979        2,437,285
----------------------------------------------------------------------------
Northwest Airlines Inc.-Series 971B, Pass
  Through Ctfs., 7.25%, 01/02/12                  3,575,547        3,135,415
----------------------------------------------------------------------------
United Air Lines, Inc.-
  Class A-2, Pass Through Ctfs., 7.73%,
  07/01/10                                        5,790,000        5,413,824
----------------------------------------------------------------------------
  Class A-2-Series 002, Sec. Pass Through
  Ctfs., 7.19%, 04/01/11                          5,541,001        5,065,306
============================================================================
                                                                  24,311,977
============================================================================

AUTOMOBILE MANUFACTURERS-0.13%

DaimlerChrysler N.A. Holding Corp., Gtd. ROCS
  Series CHR-1998-1, Collateral Trust, 6.50%,
  08/01/18                                        4,462,235        4,279,261
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

DIVERSIFIED FINANCIAL SERVICES-0.68%

Citicorp Lease,
  Class A-1, Series 1999-1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired 05/08/02;
  Cost $4,365,718)(b)                          $  4,140,672   $    4,461,533
----------------------------------------------------------------------------
  Class A-2, Series 1999-1, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $5,832,841)(b)          5,900,000        6,472,477
----------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $10,546,061)(b)                           10,560,000       10,909,557
============================================================================
                                                                  21,843,567
============================================================================

ELECTRIC UTILITIES-0.43%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                                12,500,000       13,904,875
============================================================================
    Total Asset-Backed Securities (Cost
      $62,877,525)                                                64,339,680
============================================================================
                                                  SHARES
MONEY MARKET FUNDS-7.12%

STIC Liquid Assets Portfolio(j)                 115,033,343      115,033,343
============================================================================
STIC Prime Portfolio(j)                         115,033,343      115,033,343
============================================================================
    Total Money Market Funds (Cost
      $230,066,686)                                              230,066,686
============================================================================
TOTAL INVESTMENTS-102.79% (Cost $3,306,872,430)                3,321,782,709
============================================================================
OTHER ASSETS LESS LIABILITIES-(2.79%)                            (90,173,484)
============================================================================
NET ASSETS-100.00%                                            $3,231,609,225
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Pfd.    - Preferred
ROCS    - Receipts on Corporate Securities Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/02 was $110,120,017, which represented 3.41% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Non-income producing security.
(g) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(i) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


ASSETS:

Investments, at market value (cost $3,306,872,430)*     $3,321,782,709
----------------------------------------------------------------------
Foreign currencies, at value (cost $3,002)                       3,002
----------------------------------------------------------------------
Receivables for:
 Investments sold                                           39,856,119
----------------------------------------------------------------------
 Fund shares sold                                            3,004,737
----------------------------------------------------------------------
 Dividends and interest                                     20,974,526
----------------------------------------------------------------------
 Principal paydowns                                              2,683
----------------------------------------------------------------------
Investment for deferred compensation plan                      118,318
----------------------------------------------------------------------
Collateral for securities loaned                           364,695,824
----------------------------------------------------------------------
Other assets                                                   119,681
======================================================================
   Total assets                                          3,750,557,599
______________________________________________________________________
======================================================================

LIABILITIES:

Payables for:
 Investments purchased                                     130,223,551
----------------------------------------------------------------------
 Fund shares reacquired                                     18,482,008
----------------------------------------------------------------------
 Deferred compensation plan                                    118,318
----------------------------------------------------------------------
 Deferred interest income                                       12,808
----------------------------------------------------------------------
 Collateral upon return of securities loaned               364,695,824
----------------------------------------------------------------------
 Variation margin                                              494,000
----------------------------------------------------------------------
Accrued distribution fees                                    3,379,067
----------------------------------------------------------------------
Accrued transfer agent fees                                  1,243,974
----------------------------------------------------------------------
Accrued operating expenses                                     298,824
======================================================================
   Total liabilities                                       518,948,374
======================================================================
Net assets applicable to shares outstanding             $3,231,609,225
______________________________________________________________________
======================================================================

NET ASSETS:

Class A                                                 $1,886,669,721
______________________________________________________________________
======================================================================
Class B                                                 $  958,378,487
______________________________________________________________________
======================================================================
Class C                                                 $  386,542,499
______________________________________________________________________
======================================================================
Class R                                                 $        9,624
______________________________________________________________________
======================================================================
Institutional Class                                     $        8,894
______________________________________________________________________
======================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                     83,152,350
______________________________________________________________________
======================================================================
Class B                                                     42,332,171
______________________________________________________________________
======================================================================
Class C                                                     17,048,628
______________________________________________________________________
======================================================================
Class R                                                            424
______________________________________________________________________
======================================================================
Institutional Class                                                392
______________________________________________________________________
======================================================================
Class A:
 Net asset value per share                              $        22.69
----------------------------------------------------------------------
 Offering price per share:
   (Net asset value of $22.69 divided by 95.25%)        $        23.82
______________________________________________________________________
======================================================================
Class B:
 Net asset value and offering price per share           $        22.64
______________________________________________________________________
======================================================================
Class C:
 Net asset value and offering price per share           $        22.67
______________________________________________________________________
======================================================================
Class R:
 Net asset value and offering price per share           $        22.70
______________________________________________________________________
======================================================================
Institutional Class:
 Net asset value and offering price per share           $        22.69
______________________________________________________________________
======================================================================

* At June 30, 2002, securities with an aggregate market value of $358,431,862 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                                $  44,496,535
---------------------------------------------------------------------
Dividends (net of foreign withholding tax of $175,656)     10,603,732
---------------------------------------------------------------------
Dividends from affiliated money market funds                2,525,677
---------------------------------------------------------------------
Security lending income                                       679,740
=====================================================================
   Total investment income                                 58,305,684
=====================================================================

EXPENSES:

Advisory fees                                               9,337,688
---------------------------------------------------------------------
Administrative services fees                                  203,795
---------------------------------------------------------------------
Custodian fees                                                115,867
---------------------------------------------------------------------
Distribution fees -- Class A                                2,659,645
---------------------------------------------------------------------
Distribution fees -- Class B                                5,444,416
---------------------------------------------------------------------
Distribution fees -- Class C                                2,220,430
---------------------------------------------------------------------
Distribution fees -- Class R                                        4
---------------------------------------------------------------------
Transfer agent fees                                         3,851,669
---------------------------------------------------------------------
Trustees' fees                                                 11,989
---------------------------------------------------------------------
Other                                                         322,115
=====================================================================
   Total expenses                                          24,167,618
=====================================================================
Less: Fees waived                                             (17,180)
---------------------------------------------------------------------
   Expenses paid indirectly                                   (23,711)
=====================================================================
   Net expenses                                            24,126,727
=====================================================================
Net investment income                                      34,178,957
=====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
 OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                   (309,651,229)
---------------------------------------------------------------------
 Foreign currencies                                           334,423
---------------------------------------------------------------------
 Futures contracts                                        (31,019,799)
---------------------------------------------------------------------
 Option contracts written                                     232,920
=====================================================================
                                                         (340,103,685)
=====================================================================
Change in net unrealized appreciation (depreciation)
 of:
 Investment securities                                   (135,303,566)
---------------------------------------------------------------------
 Foreign currencies                                            74,887
---------------------------------------------------------------------
 Futures contracts                                           (893,609)
=====================================================================
                                                         (136,122,288)
=====================================================================
Net gain (loss) from investment securities, foreign
 currencies, futures contracts and option contracts      (476,225,973)
=====================================================================
Net increase (decrease) in net assets resulting from
 operations                                             $(442,047,016)
_____________________________________________________________________
=====================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income                                       $   34,178,957    $   94,283,337
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              (340,103,685)     (290,058,670)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (136,122,288)     (319,910,851)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (442,047,016)     (515,686,184)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (24,306,871)      (65,286,370)
-----------------------------------------------------------------------------------------------
  Class B                                                         (8,377,371)      (24,128,931)
-----------------------------------------------------------------------------------------------
  Class C                                                         (3,392,356)       (8,269,309)
-----------------------------------------------------------------------------------------------
  Class R                                                                (51)               --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                   (119)               --
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (119,856,884)      149,008,588
-----------------------------------------------------------------------------------------------
  Class B                                                        (76,059,569)       11,560,034
-----------------------------------------------------------------------------------------------
  Class C                                                        (39,470,047)      165,927,647
-----------------------------------------------------------------------------------------------
  Class R                                                             10,051                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,119                --
===============================================================================================
    Net increase (decrease) in net assets                       (713,490,114)     (286,874,525)
===============================================================================================

NET ASSETS:

  Beginning of period                                          3,945,099,339     4,231,973,864
===============================================================================================
  End of period                                               $3,231,609,225    $3,945,099,339
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,896,223,406    $4,131,589,736
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                             (5,156,664)       (3,258,853)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts           (673,520,251)     (333,416,566)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                     14,062,734       150,185,022
===============================================================================================
                                                              $3,231,609,225    $3,945,099,339
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge.

Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


       The Fund has a capital loss carryforward as of December 31, 2001 of $294,839,562 which expires December 31, 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $17,180.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $203,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $1,430,782 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the

Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $2,659,645, $5,444,416, $2,220,430 and $4, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $181,707 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $25,064, $1,599 and $20,073 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $4,123 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $23,068 and reductions in custodian fees of $643 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $23,711.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $358,431,862 were on loan to brokers. The loans were secured by cash collateral of $364,695,824, received by the Fund and subsequently invested in affiliated money market funds as follows: $182,347,912 in STIC Liquid Assets Portfolio and $182,347,912 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $679,740 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001            2000
                                  -----------    ------------
Distributions paid from:
  Ordinary income                 $97,684,610    $ 82,276,431
-------------------------------------------------------------
  Long-term capital gain                   --      66,639,702
=============================================================
                                  $97,684,610    $148,916,133
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                 $      86,177
-----------------------------------------------------------
Capital loss carryforward                      (294,839,562)
-----------------------------------------------------------
Unrealized appreciation                         108,262,988
===========================================================
                                              $(186,490,397)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $1,522,481,161 and $1,850,386,156, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 207,693,740
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (197,264,184)
===========================================================
Net unrealized appreciation of investment
  securities                                  $  10,429,556
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $3,311,353,153.


NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    ---------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               4,341        550,913
----------------------------------------------------------
Closed                               (2,110)      (261,820)
----------------------------------------------------------
Exercised                            (2,231)      (289,093)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================


NOTE 10--FUTURES CONTRACTS

On June 30, 2002, $23,650,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2002 were as follows:

                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/          MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
--------                                                      ---------   -------------   ------------   --------------
S&P 500 Index                                                   1,040     Sept.-02/Long   $257,426,000     $(924,561)
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2002                 DECEMBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      10,703,833    $ 266,808,065     34,040,614    $ 943,182,575
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,279,392       56,683,355      7,919,458      219,495,395
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,076,262       26,869,279      3,739,954      104,510,027
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            422           10,000             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               387           10,000             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         933,262       22,712,836      2,389,321       61,645,850
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         306,095        7,435,064        842,160       21,707,525
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         120,109        2,927,895        287,483        7,300,252
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                              2               51             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 5              119             --               --
==========================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                              --               --        469,333       11,718,242
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        270,207        6,757,868
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      7,202,124      179,904,999
==========================================================================================================================
Reacquired:
  Class A                                                     (16,574,896)    (409,377,785)   (32,130,426)    (867,538,079)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,724,048)    (140,177,988)    (8,836,782)    (236,400,754)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,810,035)     (69,267,221)    (4,731,502)    (125,787,631)
==========================================================================================================================
                                                               (9,689,210)   $(235,366,330)    11,461,944    $ 326,496,269
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** As of the close of business on September 8, 2001, the Fund acquired all of the net assets of AIM Advisor Flex Fund pursuant to a plan of reorganization approved by AIM Advisor Flex Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,941,664 shares of the Fund for 16,429,881 shares of AIM Advisor Flex Fund outstanding as of the close of business on September 8, 2001. AIM Advisor Flex Fund net assets at that date of $198,381,109 including $8,302,767 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,725,556,722.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                              CLASS A
                                  -----------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    JUNE 30,         ----------------------------------------------------------------------------
                                      2002              2001               2000                 1999          1998         1997
                                  ---------------    ----------         ----------           ----------    ----------    --------
Net asset value, beginning of
  period                            $    25.94       $    30.10         $    32.69           $    28.23    $    25.78    $  21.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   0.27             0.71(a)(b)         0.92(a)              0.82(a)       0.71(a)     0.60
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                      (3.23)           (4.14)             (2.23)                4.46          2.45        4.66
=================================================================================================================================
    Total from investment
      operations                         (2.96)           (3.43)             (1.31)                5.28          3.16        5.26
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                               (0.29)           (0.73)             (0.79)               (0.82)        (0.65)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                          --               --              (0.49)                  --         (0.06)      (0.77)
=================================================================================================================================
    Total distributions                  (0.29)           (0.73)             (1.28)               (0.82)        (0.71)      (1.32)
=================================================================================================================================
Net asset value, end of period      $    22.69       $    25.94         $    30.10           $    32.69    $    28.23    $  25.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         (11.50)%         (11.36)%            (4.18)%              19.04%        12.46%      24.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $1,886,670       $2,284,776         $2,507,641           $1,800,350    $1,318,230    $683,633
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                  1.01%(d)         1.01%              0.96%                0.94%         0.95%       0.98%
=================================================================================================================================
Ratio of net investment income
  to average net assets                   2.18%(d)         2.60%(b)           2.80%                2.81%         2.81%       2.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                     45%              73%                55%                  65%           43%         66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,145,348,605.


                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED DECEMBER 31,
                                               JUNE 30,         -----------------------------------------------------------------
                                                 2002              2001             2000          1999         1998        1997
                                               ----------       ----------       ----------    ----------    --------    --------
Net asset value, beginning of period            $  25.88        $    30.01       $    32.61    $    28.18    $  25.75    $  21.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.18              0.50(a)(b)       0.66(a)       0.58(a)     0.42(a)     0.38
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (3.23)            (4.11)           (2.23)         4.45        2.51        4.68
=================================================================================================================================
    Total from investment operations               (3.05)            (3.61)           (1.57)         5.03        2.93        5.06
=================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)            (0.52)           (0.54)        (0.60)      (0.44)      (0.37)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --                --            (0.49)           --       (0.06)      (0.77)
=================================================================================================================================
    Total distributions                            (0.19)            (0.52)           (1.03)        (0.60)      (0.50)      (1.14)
=================================================================================================================================
Net asset value, end of period                  $  22.64        $    25.88       $    30.01    $    32.61    $  28.18    $  25.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   (11.83)%          (12.01)%          (4.93)%       18.08%      11.53%      23.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $958,378        $1,176,679       $1,358,823    $1,183,215    $894,165    $486,506
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             1.76%(d)          1.76%            1.73%         1.75%       1.76%       1.79%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            1.43%(d)          1.86%(b)         2.03%         2.00%       2.00%       1.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               45%               73%              55%           65%         43%         66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,097,907,161.


                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                               SIX MONTHS                                                           (DATE SALES
                                                 ENDED                      YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                JUNE 30,        -----------------------------------------------     DECEMBER 31,
                                                 2002             2001           2000        1999        1998         1997
                                               ----------       --------       --------    --------    --------    --------------
Net asset value, beginning of period            $  25.92        $  30.05       $  32.65    $  28.21    $  25.76        $25.55
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.18            0.50(a)(b)     0.66(a)     0.58(a)     0.42(a)       0.16
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (3.24)          (4.11)         (2.23)       4.46        2.53          1.01
=================================================================================================================================
    Total from investment operations               (3.06)          (3.61)         (1.57)       5.04        2.95          1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)          (0.52)         (0.54)      (0.60)      (0.44)        (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --              --          (0.49)         --       (0.06)        (0.77)
=================================================================================================================================
    Total distributions                            (0.19)          (0.52)         (1.03)      (0.60)      (0.50)        (0.96)
=================================================================================================================================
Net asset value, end of period                  $  22.67        $  25.92       $  30.05    $  32.65    $  28.21        $25.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   (11.85)%        (11.99)%        (4.93)%     18.09%      11.60%         4.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $386,542        $483,644       $365,510    $200,585    $114,163        $9,394
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             1.76%(d)        1.76%          1.73%       1.75%       1.73%         1.78%(e)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            1.43%(d)        1.85%(b)       2.03%       2.00%       2.03%         1.68%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               45%             73%            55%         65%         43%           66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $447,766,195.
(e)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              JUNE 30,
                                                                2002
                                                              -------------
Net asset value, beginning of period                             $23.73
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.03
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.94)
===========================================================================
    Total from investment operations                              (0.91)
===========================================================================
Less distributions from net investment income                     (0.12)
===========================================================================
Net asset value, end of period                                   $22.70
___________________________________________________________________________
===========================================================================
Total return(a)                                                   (3.84)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                            1.26%(b)
===========================================================================
Ratio of net investment income to average net assets               1.93%(b)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              45%
___________________________________________________________________________
===========================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,780.


                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                              MARCH 15, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO JUNE
                                                                   30,
                                                                  2002
                                                              -------------------
Net asset value, beginning of period                                $ 25.81
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.17
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.98)
=================================================================================
    Total from investment operations                                  (2.81)
=================================================================================
Less distributions from net investment income                         (0.31)
=================================================================================
Net asset value, end of period                                      $ 22.69
_________________________________________________________________________________
=================================================================================
Total return(a)                                                      (10.97)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $     9
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.65%(b)
=================================================================================
Ratio of net investment income to average net assets                   2.54%(b)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  45%
_________________________________________________________________________________
=================================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,501.

AS OF JUNE 30, 2002


BOARD OF TRUSTEES                    OFFICERS                                              OFFICE OF THE FUND

Robert H. Graham                     Robert H. Graham                                      11 Greenway Plaza
                                     Chairman and President                                Suite 100
Frank S. Bayley                                                                            Houston, TX 77046
                                     Carol F. Relihan
Bruce L. Crockett                    Senior Vice President and Secretary                   INVESTMENT ADVISOR

Albert R. Dowden                     Gary T. Crum                                          A I M Advisors, Inc.
                                     Senior Vice President                                 11 Greenway Plaza
Edward K. Dunn Jr.                                                                         Suite 100
                                     Dana R. Sutton                                        Houston, TX 77046
Jack M. Fields                       Vice President and Treasurer
                                                                                           TRANSFER AGENT
Carl Frischling                      Robert G. Alley
                                     Vice President                                        A I M Fund Services, Inc.
Prema Mathai-Davis                                                                         P.O. Box 4739
                                     Stuart W. Coco                                        Houston, TX 77210-4739
Lewis F. Pennock                     Vice President
                                                                                           CUSTODIAN
Ruth H. Quigley                      Melville B. Cox
                                     Vice President                                        State Street Bank and Trust Company
Louis S. Sklar                                                                             225 Franklin Street
                                     Karen Dunn Kelley                                     Boston, MA 02110
                                     Vice President
                                                                                           COUNSEL TO THE FUND
                                     Edgar M. Larsen
                                     Vice President                                        Ballard Spahr
                                                                                           Andrews & Ingersoll, LLP
                                                                                           1735 Market Street
                                                                                           Philadelphia, PA 19103

                                                                                           COUNSEL TO THE TRUSTEES

                                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                                           919 Third Avenue
                                                                                           New York, NY 10022

                                                                                           DISTRIBUTOR

                                                                                           A I M Distributors, Inc.
                                                                                           11 Greenway Plaza
                                                                                           Suite 100
                                                                                           Houston, TX 77046


                                  EQUITY FUNDS


       DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has
                                                                                          provided leadership in the mutual
          MORE AGGRESSIVE                             MORE AGGRESSIVE                     fund industry since 1976 and
                                                                                          manages approximately $135 billion
AIM Opportunities I(1),(2)                   AIM Developing Markets                       in assets for more than 9 million
AIM Opportunities II(1),(2)                  AIM European Small Company                   shareholders, including individual
AIM Opportunities III(1),(2)                 AIM Asia Pacific Growth(2)                   investors, corporate clients and
AIM Emerging Growth                          AIM International Emerging Growth            financial institutions.*
AIM Small Cap Growth(3)                      AIM Global Aggressive Growth
AIM Aggressive Growth                        AIM European Growth(2)                           The AIM Family of
AIM Mid Cap Growth                           AIM Euroland Growth(4)                       Funds--Registered Trademark-- is
AIM Dent Demographic Trends                  AIM International Growth(2)                  distributed nationwide. AIM is a
AIM Constellation                            AIM Global Growth                            subsidiary of AMVESCAP PLC, one of
AIM Large Cap Growth                         AIM Worldwide Spectrum                       the world's largest independent
AIM Weingarten                               AIM Global Trends                            financial services companies with
AIM Small Cap Equity                         AIM International Core Equity(2)             $364 billion in assets under
AIM Capital Development                                                                   management.*
AIM Mid Cap Core Equity(2)                            MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                             SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                    AIM New Technology
AIM Charter                                  AIM Global Science and Technology(2)
AIM Basic Value                              AIM Global Energy(5)
AIM Large Cap Basic Value                    AIM Global Infrastructure(4)
AIM Balanced                                 AIM Global Financial Services
AIM Basic Balanced                           AIM Global Health Care
                                             AIM Global Utilities
                                             AIM Real Estate


      MORE CONSERVATIVE                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE
                                                   MORE AGGRESSIVE

AIM High Yield II                            AIM High Income Municipal
AIM High Yield                               AIM Municipal Bond
AIM Strategic Income                         AIM Tax-free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund.(3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BAL-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM BASIC BALANCED FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                  PASTORAL LANDSCAPE, 1628-30 BY CLAUDE LORRAIN

                    OIL ON CANVAS. SUIDA-MANNING COLLECTION.

    THE ARCH IS ONE OF THE STRONGEST STRUCTURAL FORMS, BOTH IN NATURE AND IN

  ARCHITECTURE. IT CAN SUPPORT A GREAT WEIGHT BECAUSE IT BALANCES THE OPPOSING

 FORCES OF GRAVITY AND HORIZONTAL PRESSURES. SIMILARLY, AIM BASIC BALANCED FUND

  STRIVES TO CREATE AN OPTIMAL BALANCE BETWEEN THE OPPOSING FORCES OF RISK AND

        REWARD TO CONSTRUCT A SOLID FOUNDATION FOR FINANCIAL WELL-BEING.

PASTORAL LANDSCAPE IS IN THE JACK S. BLANTON MUSEUM OF ART AT THE UNIVERSITY OF

  TEXAS AT AUSTIN AND IS REPRODUCED HERE WITH THE UNIVERSITY'S PERMISSION. FOR

        FURTHER INFORMATION ABOUT THE BLANTON MUSEUM OF ART PLEASE VISIT

   WWW.BLANTONMUSEUM.ORG. FOR INFORMATION ABOUT OTHER COLLECTIONS OWNED BY THE

UNIVERSITY, VISIT THE UNIVERSITY'S WEB SITE AT WWW.UTEXAS.EDU AND

                       CLICK ON "ARTS AND ENTERTAINMENT."

================================================================================

AIM Basic Balanced Fund seeks long-term growth of capital and current income by investing in a broadly diversified portfolio of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o   Had the advisor not waived fees, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have a greater potential for business risk, significant stock price fluctuations and illiquidity.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Balanced Category Average represents an average of the entire category of balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================

CUMULATIVE TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (9/28/01)                -2.29%

CLASS B SHARES
 Inception (9/28/01)                -2.81%

CLASS C SHARES
 Inception (9/28/01)                 1.19%

Because the fund has been offered for less than one year (since September 28, 2001), total returns provided are cumulative total returns that have not been annualized.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, for AIM Basic Balanced Fund, strong performance by the fund's bond component helped counteract difficult conditions in the stock market. The fund's Class A shares returned -4.95% at net asset value for the six months ended June 30, 2002. The S&P 500 Index of U.S. stocks returned -13.15% for the same period.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND BEATS BENCHMARK DURING DIFFICULT SIX MONTHS


WHAT WERE THE FUND'S RESULTS FOR THE PERIOD?

Stock market conditions were very challenging, despite vigorous growth in the U.S. economy during the first quarter. For the six-month reporting period ended June 30, 2002, AIM Basic Balanced Fund's returns per share (excluding sales charges) were -4.95% for Class A shares and -5.16% for Class B and Class C shares. This performance was appreciably better than that of similar funds, as indicated by the -6.80% return of the Lipper Balanced Category Average for the period. The fund's return was far above that of the broader market, as measured by the Russell 1000, which returned -12.82% for the period. Much of the fund's outperformance of the Russell 1000 was due to its bond component. Bonds rose during the period, once again demonstrating the value of a diversified approach.

HOW WERE CONDITIONS IN THE ECONOMY AND THE STOCK MARKET?

The economy was growing, but stock performance generally did not reflect this growth. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, then dropped back to 1.1% in the second quarter. Interest rates and inflation remained low.

    Investor confidence was undermined by allegations of corporate misconduct, anemic corporate earnings, doubts about the reliability of analysts' advice, and geopolitical tensions. As a result, values declined steeply and most major stock market indexes posted negative returns.

HOW DID THESE CIRCUMSTANCES AFFECT THE FIXED-INCOME MARKET?

As many investors moved assets from equities to fixed-income securities, bonds achieved good returns, impressively outperforming stocks. The Lehman Aggregate Bond Index returned 3.79% for the six months. During the first quarter's rapid growth there was concern that inflation could rise and prompt the Federal Reserve Board (the Fed) to raise short-term interest rates--a move detrimental to bonds, since prices of existing bonds tend to decline as interest rates rise. Accordingly, bond prices sagged during March but rebounded as April's slowing growth made a Fed rate increase appear less likely.

HOW WAS THE FUND MANAGED UNDER THESE CIRCUMSTANCES?

We continued to target approximately 60% attractively priced stocks and 40% high-quality bonds, a mix that historically has provided optimal risk/return trade-off over the longer term. We managed the stocks according to AIM's Intrinsic Value discipline, investing in quality companies whose stocks were selling at a substantial discount to intrinsic value. The portfolio was kept broadly diversified by capitalization size, sector and industry. We increased our weightings in the financial, industrial and consumer discretionary sectors, where we continued to find good valuations and strong potential. We kept our weighting in consumer staples small, as we considered this sector overvalued.

    The fixed-income portfolio was managed for total return, seeking both income and growth of capital. We kept the holdings highly diversified by including Treasuries, agencies, high-quality corporates and mortgage-backed securities. We continued to maintain a weighted average credit rating of AA. The duration remained intermediate but was shortened somewhat over the period in anticipation of upward pressure on interest rates. Bonds of shorter maturity or higher quality maintain more value when interest rates rise, as they often do when the economy rebounds.

WHAT FACTORS MOST AFFECTED PERFORMANCE?

It was an unfavorable period for large-caps, which underperformed small- and mid-cap stocks, but it was greatly to our advantage that value stocks outperformed growth stocks. The fund's value orientation enabled our stock portfolio to outperform the general stock market, as measured by the S&P 500, which returned -13.15%. Our fixed-income component helped further buoy results.

================================================================================

PORTFOLIO STATISTICS

As of 6/30/02

================================================================================

Number of Holdings                      154

Total Net Assets                        $66,969,716

Average Credit Quality Rating           AA

Average Bond Maturity                   9.28 years

Average Bond Modified Duration          4.650 years

Percent Investment-Grade Bonds          100%

================================================================================

PORTFOLIO COMPOSITION

================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
 1. American Standard Cos. Inc.                 2.2%

 2. Black & Decker Corp. (The)                  2.1

 3. Waste Management, Inc.                      2.0

 4. Ceridian Corp.                              1.9

 5. Bank One Corp.                              1.9

 6. J.P. Morgan Chase & Co.                     1.8

 7. Pride International, Inc.                   1.8

 8. Textron, Inc.                               1.7

 9. Kroger Co. (The)                            1.7

10. Interpublic Group of Cos., Inc. (The)       1.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

================================================================================

As of 6/30/02, based on total net assets

====================================================================================================================================
                                                                                               PORTFOLIO
TOP 10 FIXED-INCOME HOLDINGS*   Coupon  Maturity  Percent   TOP 10 INDUSTRIES                  COMPOSITION BY INVESTMENT [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
 1. Transcontinental Gas Pipe                                1. Diversified Financial          Corporate Bonds                  14%
    Line Corp.                   8.88%     7/12     0.7         Services              11.3%
                                                                                               Cash & Other                      4%
 2. Heller Financial, Inc.       7.38     11/09     0.7      2. Banks                  6.9
                                                                                               Stock                            62%
 3. Cleveland Electric                                       3. Industrial
    Illuminating Co. (The)-                                     Conglomerates          3.3     Government & Agency Bonds        20%
    Series D                     7.88     11/17     0.7

 4. Auburn Hills Trust,                                      4. Oil & Gas Drilling     3.1
    Unsec. Gtd. Deb.            12.38      5/20     0.5

 5. Ford Motor Credit Co.        6.88      2/06     0.5      5. Data Processing
                                                                Services               2.9

 6. Key Bank N. A.               4.10      6/05     0.5      6. Managed Health Care    2.8

 7. Citigroup Inc.               6.63      6/32     0.5      7. Life & Health
                                                                Insurance              2.6

 8. American Re Corp.-Series B   7.45     12/26     0.5      8. Advertising            2.6

 9. European Investment Bank                                 9. Oil & Gas Equipment &
    (Luxembourg)                 4.00      8/05     0.5         Services               2.4

10. European Investment Bank                                10. Food Retail            2.3
    (Luxembourg)                 4.63      3/07     0.4

*Excluding government and agency bonds.
====================================================================================================================================

   The major negative-performing areas for the fund were the consumer-discretionary, industrial and utility sectors, where several large fund holdings did poorly for the period. Performance gains relative to comparable funds occurred in telecommunication services because the fund's weighting in that sector was significantly lower than the index's.

COULD YOU DISCUSS SOME SPECIFIC HOLDINGS?

Bank One provides consumer and commercial banking services nationwide. It succeeded in a recent push to make consumer operations more profitable, and its mortgage lending benefited from the strong home-buying market. Its second-quarter earnings exceeded estimates, boosting its stock--and the fund's results.

   American Standard, best known for bathroom and kitchen fixtures, was another beneficiary of the home-buying and home improvement trend. Its stock was added to the S&P 500 in May thanks to strong growth, which also made it an excellent fund holding.

   Cigna provides life and health insurance plus retirement and managed-care products. While its positive contribution during this difficult period was modest, the company appears well positioned for long-term stability.

WHAT CONDITIONS PREVAILED AS THE PERIOD ENDED?

The market remained unsettled though many economic measures indicated growth had already begun. In June, the Fed commented that "overall economic activity expanded at a moderate pace in late April and May." However, a June decline in the University of Michigan's Index of Consumer Sentiment indicated that a consumer spending pullback might occur.

   As of the end of the period, investors remained reluctant to buy stocks because of anxiety about global political instability and doubts about the trustworthiness of corporate accounting and business practices. However, recent events have demonstrated that unsound business practices result in destructive consequences. We anticipate that company management and accounting firms will take vigorous measures to improve corporate governance and restore investors' confidence.

   Over the near term, volatility appeared likely to continue. Bonds, however, continued to benefit from investors' flight to safety.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Robert G. Alley (Lead Manager)
Matthew W. Seinsheimer (Lead Manager)
Jan H. Friedli
Scot W. Johnson
Michael J. Simon
Bret W. Stanley
Assisted by Basic Value and
Fixed-Income Teams

================================================================================

          See important fund and index disclosures inside front cover.

OLD BUT GOOD ADVICE
THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the ten calendar years ended December 31, 2001, only two have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The chart below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 12/31/96-12/31/01

================================================================================
PERIOD OF INVESTMENT       AVERAGE ANNUAL TOTAL RETURN       GROWTH OF $10,000
--------------------------------------------------------------------------------
Staying the Course                    10.23%                      $16,275
Miss the 10 Best Days                  1.12                        10,571
Miss the 20 Best Days                 -5.20                         7,658
Miss the 30 Best Days                -10.15                         5,855
Miss the 40 Best Days                -14.42                         4,592
Miss the 60 Best Days                -21.51                         2,979

Source: FactSet Research Systems

================================================================================

YEAR-BY-YEAR RESULTS

Annual Total Returns for Three Asset Classes

================================================================================

                                          FOREIGN STOCKS           U.S. BONDS
                   U.S. STOCKS        (MSCI EAFE--REGISTERED   (LEHMAN AGGREGATE
    YEAR            (S&P 500)           TRADEMARK-- INDEX)         BOND INDEX)
--------------------------------------------------------------------------------
    1997              33.35%                 1.78%                   9.65%
    1998              28.60                 20.00                    8.69
    1999              21.03                 26.96                   -0.82
    2000              -9.10                -14.17                   11.63
    2001             -11.88                -21.44                    8.44

Source: Lipper, Inc.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended 12/31/01

================================================================================

S&P WITH MONTHLY DIVIDENDS

10 Years        12.93%
 5 Years        10.70

================================================================================

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

*Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International.

The unmanaged Lehman Aggregate Bond Index, which represents the
U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                              MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-61.76%

ADVERTISING-2.60%

Interpublic Group of Cos., Inc. (The)              43,900   $ 1,086,964
-----------------------------------------------------------------------
Omnicom Group Inc.                                 14,300       654,940
=======================================================================
                                                              1,741,904
=======================================================================

ALUMINUM-0.99%

Alcoa Inc.                                         20,000       663,000
=======================================================================

APPAREL RETAIL-1.58%

Gap, Inc. (The)                                    74,400     1,056,480
=======================================================================

BANKS-4.97%

Bank of America Corp.                              14,600     1,027,256
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                    6,800       229,500
-----------------------------------------------------------------------
Bank One Corp.                                     33,200     1,277,536
-----------------------------------------------------------------------
FleetBoston Financial Corp.                        24,600       795,810
=======================================================================
                                                              3,330,102
=======================================================================

BUILDING PRODUCTS-2.18%

American Standard Cos. Inc.(a)                     19,400     1,456,940
=======================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-1.38%

Deere & Co.                                        19,300       924,470
=======================================================================

CONSUMER ELECTRONICS-1.13%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                           27,500       759,000
=======================================================================

DATA PROCESSING SERVICES-2.89%

Ceridian Corp.(a)                                  67,800     1,286,844
-----------------------------------------------------------------------
First Data Corp.                                   17,500       651,000
=======================================================================
                                                              1,937,844
=======================================================================

DIVERSIFIED CHEMICALS-1.01%

Du Pont (E. I.) de Nemours & Co.                   15,200       674,880
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.50%

H&R Block, Inc.                                    21,700     1,001,455
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-7.60%

American Express Co.                               24,000       871,680
-----------------------------------------------------------------------
Citigroup Inc.                                     21,800       844,750
-----------------------------------------------------------------------
Freddie Mac                                         7,300       446,760
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                            35,200     1,193,984
-----------------------------------------------------------------------
Morgan Stanley                                     24,100     1,038,228
-----------------------------------------------------------------------
Stilwell Financial, Inc.                           38,200       695,240
=======================================================================
                                                              5,090,642
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

ELECTRIC UTILITIES-0.70%

PG&E Corp.(a)                                      26,400   $   472,296
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.24%

Waters Corp.(a)                                    31,100       830,370
=======================================================================

ENVIRONMENTAL SERVICES-1.96%

Waste Management, Inc.                             50,300     1,310,315
=======================================================================

FOOD RETAIL-2.25%

Kroger Co. (The)(a)                                57,100     1,136,290
-----------------------------------------------------------------------
Safeway Inc.(a)                                    12,800       373,632
=======================================================================
                                                              1,509,922
=======================================================================

GENERAL MERCHANDISE STORES-1.25%

Target Corp.                                       22,000       838,200
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.57%

McKesson Corp.                                     11,700       382,590
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.70%

Starwood Hotels & Resorts Worldwide, Inc.          14,200       467,038
=======================================================================

HOUSEHOLD APPLIANCES-2.10%

Black & Decker Corp. (The)                         29,200     1,407,440
=======================================================================

INDUSTRIAL CONGLOMERATES-3.34%

Textron, Inc.                                      24,900     1,167,810
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  79,100     1,068,641
=======================================================================
                                                              2,236,451
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

AT&T Corp.                                         30,500       326,350
=======================================================================

LIFE & HEALTH INSURANCE-2.26%

Prudential Financial, Inc.(a)                      16,300       543,768
-----------------------------------------------------------------------
UnumProvident Corp.                                38,200       972,190
=======================================================================
                                                              1,515,958
=======================================================================

MANAGED HEALTH CARE-2.79%

Anthem, Inc.(a)                                     5,200       350,896
-----------------------------------------------------------------------
CIGNA Corp.                                        10,200       993,684
-----------------------------------------------------------------------
UnitedHealth Group Inc.                             5,700       521,835
=======================================================================
                                                              1,866,415
=======================================================================

MOVIES & ENTERTAINMENT-1.28%

Walt Disney Co. (The)                              45,400       858,060
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.48%

Reliant Resources, Inc.(a)                         37,000       323,750
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

OIL & GAS DRILLING-3.08%

Pride International, Inc.(a)                       76,000   $ 1,190,160
-----------------------------------------------------------------------
Transocean Inc.                                    28,000       872,200
=======================================================================
                                                              2,062,360
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.44%

Cooper Cameron Corp.(a)                            17,000       823,140
-----------------------------------------------------------------------
Schlumberger Ltd.                                  17,400       809,100
=======================================================================
                                                              1,632,240
=======================================================================

PAPER PRODUCTS-0.50%

International Paper Co.                             7,700       335,566
=======================================================================

PHARMACEUTICALS-0.88%

Bristol-Myers Squibb Co.                           22,900       588,530
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.32%

ACE Ltd. (Bermuda)                                 21,900       692,040
-----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       10,800       191,160
=======================================================================
                                                                883,200
=======================================================================

REINSURANCE-0.72%

PartnerRe Ltd. (Bermuda)                            9,900       484,605
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.76%

Applied Materials, Inc.(a)                         26,700       507,834
=======================================================================

SEMICONDUCTORS-0.40%

LSI Logic Corp.(a)                                 30,500       266,875
=======================================================================

SYSTEMS SOFTWARE-1.36%

Computer Associates International, Inc.            57,300   $   910,497
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.06%

Motorola, Inc.                                     49,200       709,464
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $43,376,847)                           41,363,043
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-13.08%

AEROSPACE & DEFENSE-0.32%


Raytheon Co., Notes, 6.75%, 08/15/07           $  200,000       211,526
=======================================================================


AUTOMOBILE MANUFACTURERS-0.16%


General Motors Corp., Putable Deb., 8.80%,
  03/01/21                                        100,000       109,033
=======================================================================


BANKS-1.90%


Dresdner Funding Trust I, Notes, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $53,049)(b)                                      50,000        54,036
-----------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Sr. Unsub. Yankee Notes, 4.00%, 08/30/05        300,000       302,373
-----------------------------------------------------------------------
  Yankee Notes, 4.63%, 03/01/07                   250,000       253,252
-----------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        100,000        94,961
-----------------------------------------------------------------------
Key Bank N. A., Sr. Notes, 4.10%, 06/30/05        325,000       324,984
-----------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Deb. 6.00%,
  01/15/28                                         40,000        40,444
-----------------------------------------------------------------------

                                                 PRINCIPAL     MARKET
                                                  AMOUNT       VALUE

BANK - (CONTINUED)

U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14    $  200,000   $   202,584
=======================================================================
                                                              1,272,634
=======================================================================


BREWERS-0.15%


Anheuser-Busch Cos., Inc., Bonds, 6.50%,
  02/01/43                                        100,000        98,975
=======================================================================


BROADCASTING & CABLE TV-0.80%


Comcast Cable Communications, Unsec. Notes,
  8.88%, 05/01/17                                 100,000        96,259
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 120,000       110,341
-----------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb, 6.88%, 06/15/18            150,000       127,279
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000       153,607
-----------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                           50,000        50,914
=======================================================================
                                                                538,400
=======================================================================


CONSUMER FINANCE-1.27%


CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                  100,000       104,534
-----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   150,000       162,670
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                           50,000        52,253
-----------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   325,000       332,332
-----------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  8.00%, 07/15/10                                 185,000       198,768
=======================================================================
                                                                850,557
=======================================================================


DIVERSIFIED FINANCIAL SERVICES-3.50%


Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        250,000       359,522
-----------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $159,698)(b)                               150,000       156,697
-----------------------------------------------------------------------
CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                         50,000        48,281
-----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               125,000       125,966
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              325,000       315,081
-----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 09/28/01-05/01/02; Cost
  $102,340)(b)                                     95,000       101,685
-----------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          200,000       227,914
-----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes, 5.25%, 05/16/05                          150,000       151,238
-----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        440,000       479,420
-----------------------------------------------------------------------
Jackson National Life Insurance Co., Sec.
  Notes, 6.13%, 05/30/12 (Acquired 05/22/02;
  Cost $249,263)(b)                               250,000       252,490
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE


ELECTRIC UTILITIES-1.43%


Lehman Brothers Holdings Inc.,
  Notes, 6.63%, 01/18/12                       $  100,000   $   101,971
-----------------------------------------------------------------------
  Sr. Bonds, 7.88%, 08/15/10                       20,000        22,038
=======================================================================
                                                              2,342,303
=======================================================================
Cleveland Electric Illuminating Co. (The)-
  Series D, Sec. Notes, 7.88%, 11/01/17           400,000       434,524
-----------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                  75,000        99,823
-----------------------------------------------------------------------
Indiana Michigan Power Co.-Series C, Sr.
  Unsec. Notes, 6.13%, 12/15/06                    80,000        81,858
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes,
  7.63%, 02/01/06 (Acquired 02/14/02; Cost
  $98,349)(b)                                     100,000        93,125
-----------------------------------------------------------------------
  8.25%, 09/15/10                                 175,000       157,938
-----------------------------------------------------------------------
  8.63%, 04/01/31                                 120,000        92,850
=======================================================================
                                                                960,118
=======================================================================



GAS UTILITIES-0.21%


El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                        150,000       140,762
=======================================================================



INTEGRATED OIL & GAS-0.08%


Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                  50,000        54,711
=======================================================================



LIFE & HEALTH INSURANCE-0.36%


American General Finance Corp., Sr. Unsec.
  Putable Notes, 8.13%, 08/15/09                   40,000        44,564
-----------------------------------------------------------------------
American General Institute Capital-Series B,
  Gtd. Notes, 8.13%, 03/15/46 (Acquired
  02/07/02; Cost $67,699)(b)                       60,000        68,708
-----------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $124,931)(b)                                    125,000       125,234
=======================================================================
                                                                238,506
=======================================================================



MULTI-LINE INSURANCE-0.31%


AIG SunAmerica Global Financing IX, Sr.
  Notes, 5.10%, 01/17/07 (Acquired 01/10/02;
  Cost $49,952)(b)                                 50,000        50,763
-----------------------------------------------------------------------
AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 04/12/02;
  Cost $151,403)(b)                               150,000       154,463
=======================================================================
                                                                205,226
=======================================================================



OIL & GAS EXPLORATION & PRODUCTION-1.05%


Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                100,000       109,995
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000       108,059
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Sr. Unsec. Gtd.
  Unsub. Notes, 7.88%, 09/30/31                   120,000       128,249
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          100,000       106,368
-----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        300,000       251,370
=======================================================================
                                                                704,041
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.73%


Transcontinental Gas Pipe Line Corp., Notes,
  8.88%, 07/15/12 (Acquired 06/28/02; Cost
  $487,875)(b)                                 $  500,000   $   487,875
=======================================================================

PHARMACEUTICALS-0.10%


Merck & Co., Inc., Unsec. Deb., 6.40%,
  03/01/28                                         70,000        70,246
=======================================================================


PROPERTY & CASUALTY INSURANCE-0.46%


American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                 290,000       308,850
=======================================================================


REAL ESTATE INVESTMENT TRUSTS-0.25%


EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18               100,000       104,633
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               60,000        61,497
=======================================================================
                                                                166,130
=======================================================================
     Total Bonds & Notes (Cost $8,847,329)                    8,759,893
=======================================================================

ASSET-BACKED SECURITIES-0.70%

AIRLINES-0.51%


American Airlines, Inc.-Class A-1, Series
  2001-1, Pass Through Ctfs. 6.98%, 05/23/21      215,410       212,106
-----------------------------------------------------------------------
Continental Airlines, Inc.,-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                  131,892       130,569
=======================================================================
                                                                342,675
=======================================================================


DIVERSIFIED FINANCIAL SERVICES-0.19%


Citicorp Lease-Class A-1, Series 1999-1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02; Cost $123,558)(b)                     117,189       126,270
=======================================================================
     Total Asset-Backed Securities (Cost
       $455,109)                                                468,945
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-14.87%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.30%


Pass Through Ctfs.,
  7.50%, 11/01/30 to 12/01/30                     205,733       216,226
-----------------------------------------------------------------------
  7.00%, 07/01/29 to 09/01/31                     263,658       273,461
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 08/01/32(c)                              370,000       377,400
=======================================================================
                                                                867,087
=======================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-11.57%


Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     119,914       126,112
-----------------------------------------------------------------------
  7.00%, 02/01/16 to 02/01/32                     534,175       555,039
-----------------------------------------------------------------------
  6.50%, 10/01/16                                 254,938       264,543
-----------------------------------------------------------------------
  6.00%, 05/01/17                                 347,491       354,983
-----------------------------------------------------------------------
  8.00%, 10/01/30                                 131,247       139,367
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  6.00%, 08/01/32(c)                         $    725,000  $    722,734
-----------------------------------------------------------------------
  6.50%, 08/01/32(c)                            1,095,000     1,116,558
-----------------------------------------------------------------------
  7.00%, 08/01/32                                  33,000        34,176
-----------------------------------------------------------------------
Unsec. Medium Term Notes,
  6.87%, 07/17/07                               2,250,000     2,490,682
-----------------------------------------------------------------------
Unsec. Notes,
  6.38%, 06/15/09                                 890,000       963,665
-----------------------------------------------------------------------
  6.20%, 06/13/17                                 450,000       451,287
-----------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                 260,000       272,644
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                 250,000       254,580
=======================================================================
                                                              7,746,370
=======================================================================



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.00%


Pass Through Ctfs.,
  8.50%, 02/15/25                                 177,181       191,687
-----------------------------------------------------------------------
  8.00%, 08/15/25                                  70,263        75,270
-----------------------------------------------------------------------
  7.50%, 11/15/30 to 10/15/31                     225,391       238,070
-----------------------------------------------------------------------
  6.50%, 05/15/31 to 01/15/32                     348,898       356,730
-----------------------------------------------------------------------
  7.00%, 08/15/31 to 05/15/32                     343,251       357,088
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 03/15/32                     122,479       122,632
=======================================================================
                                                              1,341,477
=======================================================================
     Total U.S. Government Agency Securities
       (Cost $9,833,164)                                      9,954,934
=======================================================================


===============================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
U.S. TREASURY SECURITIES- 4.94%

U.S. TREASURY BONDS-4.79%

6.88%, 05/15/06                              $    345,000  $    383,129
-----------------------------------------------------------------------
6.13%, 08/15/07                                    70,000        76,341
-----------------------------------------------------------------------
4.75%, 11/15/08                                 1,720,000     1,751,820
-----------------------------------------------------------------------
6.50%, 02/15/10                                   450,000       503,208
-----------------------------------------------------------------------
5.00%, 08/15/11                                   485,000       491,863
=======================================================================
                                                              3,206,361
=======================================================================

U.S. TREASURY BONDS-0.15%

6.13%, 08/15/29                                    95,000       100,938
=======================================================================
    Total U.S. Treasury Securities (Cost
      $3,258,275)                                             3,307,299
=======================================================================

                                                 SHARES
MONEY MARKET FUNDS-9.40%

STIC Liquid Assets Portfolio(d)                 3,148,614     3,148,614
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         3,148,614     3,148,614
=======================================================================
    Total Money Market Funds (Cost
      $6,297,228)                                             6,297,228
=======================================================================
TOTAL INVESTMENTS-104.75% (Cost $72,067,952)                 70,151,342
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.75%)                        (3,181,626)
=======================================================================
NET ASSETS-100.00%                                          $66,969,716
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/02 was $1,671,346, which represented 2.50% of the Fund's net assets.
(c) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $72,067,952)                                  $70,151,342
-----------------------------------------------------------
Receivables for:
  Investments sold                                  786,097
-----------------------------------------------------------
  Fund shares sold                                  656,550
-----------------------------------------------------------
  Dividends and interest                            333,321
-----------------------------------------------------------
Investment for deferred compensation plan             2,323
-----------------------------------------------------------
Other assets                                         41,703
===========================================================
     Total assets                                71,971,336
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           4,774,097
-----------------------------------------------------------
  Fund shares reacquired                            106,194
-----------------------------------------------------------
  Deferred compensation plan                          2,323
-----------------------------------------------------------
Accrued distribution fees                            73,087
-----------------------------------------------------------
Accrued transfer agent fees                          13,358
-----------------------------------------------------------
Accrued operating expenses                           32,561
===========================================================
     Total liabilities                            5,001,620
===========================================================
Net assets applicable to shares outstanding     $66,969,716
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $24,550,099
___________________________________________________________
===========================================================
Class B                                         $32,381,111
___________________________________________________________
===========================================================
Class C                                         $10,038,506
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           2,415,703
___________________________________________________________
===========================================================
Class B                                           3,185,341
___________________________________________________________
===========================================================
Class C                                             987,311
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.16
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.16 divided
       by 95.25%)                               $     10.67
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                      $     10.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                      $     10.17
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $   427,581
-----------------------------------------------------------
Dividends (net of foreign withholding tax of
  $789)                                             174,711
-----------------------------------------------------------
Dividends from affiliated money market funds         46,703
===========================================================
    Total investment income                         648,995
===========================================================

EXPENSES:

Advisory fees                                       160,910
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       11,824
-----------------------------------------------------------
Distribution fees -- Class A                         31,546
-----------------------------------------------------------
Distribution fees -- Class B                        120,968
-----------------------------------------------------------
Distribution fees -- Class C                         36,455
-----------------------------------------------------------
Transfer agent fees                                  55,425
-----------------------------------------------------------
Registration and filing fees                         40,665
-----------------------------------------------------------
Trustees' fees                                        4,619
-----------------------------------------------------------
Other                                                28,122
===========================================================
    Total expenses                                  515,329
===========================================================
Less: Fees waived                                   (53,015)
-----------------------------------------------------------
    Expenses paid indirectly                           (357)
===========================================================
    Net expenses                                    461,957
===========================================================
Net investment income                               187,038
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (452,526)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (3,065,259)
===========================================================
Net gain (loss) from investment securities       (3,517,785)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(3,330,747)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE PERIOD SEPTEMBER 28, 2001 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2001.
(UNAUDITED)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2002            2001
                                                              -----------    ------------
OPERATIONS:

  Net investment income                                       $   187,038    $    32,868
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (452,526)      (124,267)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (3,065,259)     1,148,649
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (3,330,747)     1,057,250
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (119,532)       (37,235)
-----------------------------------------------------------------------------------------
  Class B                                                         (67,219)       (33,889)
-----------------------------------------------------------------------------------------
  Class C                                                         (19,894)        (8,848)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      15,105,990     10,423,697
-----------------------------------------------------------------------------------------
  Class B                                                      18,033,557     15,589,686
-----------------------------------------------------------------------------------------
  Class C                                                       5,379,928      4,996,972
=========================================================================================
    Net increase in net assets                                 34,982,083     31,987,633
=========================================================================================

NET ASSETS:

  Beginning of period                                          31,987,633             --
=========================================================================================
  End of period                                               $66,969,716    $31,987,633
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $69,469,583    $30,950,108
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              (6,464)        13,143
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (576,793)      (124,267)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (1,916,610)     1,148,649
=========================================================================================
                                                              $66,969,716    $31,987,633
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,094 as of December 31, 2001 which expires December 31, 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Due to the Fund's small size, AIM has voluntarily agreed to waive a portion of its advisory fees. This waiver may be terminated at any time and AIM retains the ability to be reimbursed for such fees prior to the end of the fiscal year. AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $53,015.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $29,940 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $31,546, $120,968 and $36,455, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $41,650 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $1,726, $0 and $738 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $326 and reductions in custodian fees of $31 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $357.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 was as follows:

                                                    2001
                                                  --------
Distributions paid from ordinary income           $ 79,972
__________________________________________________________
==========================================================


As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                    $   14,235
-----------------------------------------------------------
Capital loss carryforward                            (1,094)
-----------------------------------------------------------
Unrealized appreciation                           1,024,384
===========================================================
                                                 $1,037,525
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $41,935,112 and $6,628,771, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 1,800,987
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,717,597)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                      $(1,916,610)
___________________________________________________________
===========================================================
Investments have the same cost for tax and financial
statement purposes.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the period September 28, 2001 (Date operations commenced) through were as follows:

                                                                                             SEPTEMBER 28, 2001
                                                                                              (DATE OPERATIONS
                                                                  SIX MONTHS ENDED             COMMENCED) TO
                                                                   JUNE 30, 2002             DECEMBER 31, 2001
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
                                                              ---------    -----------    ---------    -----------
Sold:
  Class A                                                     1,703,937    $18,176,513    1,014,635    $10,570,925
------------------------------------------------------------------------------------------------------------------
  Class B                                                     2,173,024     23,140,962    1,510,274     15,749,795
------------------------------------------------------------------------------------------------------------------
  Class C                                                       854,578      9,138,104      511,202      5,323,113
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        10,727        113,657        3,464         36,336
------------------------------------------------------------------------------------------------------------------
  Class B                                                         5,100         54,157        2,340         24,543
------------------------------------------------------------------------------------------------------------------
  Class C                                                         1,755         18,682          810          8,499
==================================================================================================================
Reacquired:
  Class A                                                      (299,651)    (3,184,180)     (17,409)      (183,564)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (487,939)    (5,161,562)     (17,458)      (184,652)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (349,841)    (3,776,858)     (31,193)       (34,640)
==================================================================================================================
                                                              3,611,690    $38,519,475    2,976,665    $31,310,355
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                              CLASS A
                                                                ------------------------------------
                                                                                  SEPTEMBER 28, 2001
                                                                                  (DATE OPERATIONS
                                                                SIX MONTHS        COMMENCED) TO
                                                                ENDED JUNE 30,    DECEMBER 31,
                                                                   2002               2001
                                                                --------------    ------------------
Net asset value, beginning of period                               $ 10.75             $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.06(a)             0.03(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.59)               0.76
====================================================================================================
    Total from investment operations                                 (0.53)               0.79
====================================================================================================
Less distributions from net investment income                        (0.06)              (0.04)
====================================================================================================
Net asset value, end of period                                     $ 10.16             $ 10.75
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                      (4.95)%              7.94%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $24,550             $10,753
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.45%(c)            1.43%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.67%(c)            2.89%(d)
====================================================================================================
Ratio of net investment income to average net assets                  1.17%(c)            1.16%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                                 15%                  7%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $18,175,577.
(d)  Annualized.


                                                                              CLASS B
                                                                ------------------------------------
                                                                                  SEPTEMBER 28, 2001
                                                                                  (DATE OPERATIONS
                                                                SIX MONTHS        COMMENCED) TO
                                                                ENDED JUNE 30,    DECEMBER 31,
                                                                   2002               2001
                                                                --------------    ------------------
Net asset value, beginning of period                               $ 10.75             $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.03(a)             0.01(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.58)               0.77
====================================================================================================
    Total from investment operations                                 (0.55)               0.78
====================================================================================================
Less distributions from net investment income                        (0.03)              (0.03)
====================================================================================================
Net asset value, end of period                                     $ 10.17             $ 10.75
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                      (5.16)%              7.76%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $32,381             $16,067
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.10%(c)            2.08%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.32%(c)            3.54%(d)
====================================================================================================
Ratio of net investment income to average net assets                  0.52%(c)            0.52%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                                 15%                  7%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $24,394,113.
(d)  Annualized.

                                                                              CLASS C
                                                                ------------------------------------
                                                                                  SEPTEMBER 28, 2001
                                                                  SIX MONTHS       (DATE OPERATIONS
                                                                ENDED JUNE 30,      COMMENCED) TO
                                                                     2002         DECEMBER 31, 2001
                                                                --------------    ------------------
Net asset value, beginning of period                               $ 10.75             $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.03(a)             0.01(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.58)               0.77
====================================================================================================
    Total from investment operations                                 (0.55)               0.78
====================================================================================================
Less distributions from net investment income                        (0.03)              (0.03)
====================================================================================================
Net asset value, end of period                                     $ 10.17             $ 10.75
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                      (5.16)%              7.76%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $10,039             $ 5,168
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.10%(c)            2.08%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.32%(c)            3.54%(d)
====================================================================================================
Ratio of net investment income to average net assets                  0.52%(c)            0.52%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                                 15%                  7%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $7,351,438.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                   OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                           11 Greenway Plaza
                               Chairman and President                     Suite 100
Frank S. Bayley                                                           Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary        INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                               A I M Advisors, Inc.
                               Senior Vice President                      11 Greenway Plaza
Edward K. Dunn Jr.                                                        Suite 100
                               Dana R. Sutton                             Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                          TRANSFER AGENT
Carl Frischling                Robert G. Alley
                               Vice President                             A I M Fund Services, Inc.
Prema Mathai-Davis                                                        P.O. Box 4739
                               Stuart W. Coco                             Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                          CUSTODIAN
Ruth H. Quigley                Melville B. Cox
                               Vice President                             State Street Bank and Trust Company
Louis S. Sklar                                                            225 Franklin Street
                               Karen Dunn Kelley                          Boston, MA 02110
                               Vice President
                                                                          COUNSEL TO THE FUND
                               Edgar M. Larsen
                               Vice President                             Ballard Spahr
                                                                          Andrews & Ingersoll, LLP
                                                                          1735 Market Street
                                                                          Philadelphia, PA 19103

                                                                          COUNSEL TO THE TRUSTEES

                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                    [IMAGE]

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                          A WHIZ AT MATH. INDEED, THE

                         ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

   By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

   A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                   1976 and manages approximately $135 billion
                                                                                    in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                 AIM Developing Markets                     including individual investors, corporate
AIM Opportunities II(1,2)                AIM European Small Company                 clients and financial institutions.*
AIM Opportunities III(1,2)               AIM Asia Pacific Growth(2)
AIM Emerging Growth                      AIM International Emerging Growth              The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                  AIM Global Aggressive Growth               Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                    AIM European Growth(2)                     a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                       AIM Euroland Growth(4)                     world's largest independent financial services
AIM Dent Demographic Trends              AIM International Growth(2)                companies with $364 billion in assets under
AIM Constellation                        AIM Global Growth                          management.*
AIM Large Cap Growth                     AIM Worldwide Spectrum
AIM Weingarten                           AIM Global Trends
AIM Small Cap Equity                     AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                       MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                        SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                AIM New Technology
AIM Charter                              AIM Global Science and Technology(2)
AIM Basic Value                          AIM Global Energy(5)
AIM Large Cap Basic Value                AIM Global Infrastructure(4)
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
      MORE CONSERVATIVE                  AIM Real Estate

                                                 MORE CONSERVATIVE

                            FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                            MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BBA-SAR-1
A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                         AIM EUROPEAN SMALL COMPANY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                  HALLESCHES TOR, BERLIN ERNST LUDWIG KIRCHNER

   RAILROADS, OFTEN THE PRECURSOR TO EXPANSION, CREATE NEW OPPORTUNITIES FOR

COMMERCIAL PIONEERS. THE MERGER OF 15 EUROPEAN ECONOMIES INTO THE EUROPEAN UNION

  HAS CREATED NEW ROUTES TO ECONOMIC STABILITY FOR THE REGION AND A WEALTH OF

 OPPORTUNITY FOR MANY SMALL BUSINESSES. IN AIM EUROPEAN SMALL COMPANY FUND, WE

             INVEST IN SMALL, RAPIDLY GROWING COMPANIES IN EUROPE.

================================================================================

AIM European Small Company Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in marketable equity securities of European small companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Small Company Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o   Had fees and expenses not been waived, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (8/31/00)        -12.06%
  1 Year                      8.62

CLASS B SHARES
 Inception (8/31/00)        -11.85%
  1 Year                      9.13

CLASS C SHARES
 Inception (8/31/00)         -9.87%
  1 Year                     13.13

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International. The small-cap component of the index represents European small-cap stocks tracked by Morgan Stanley Capital International.

o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, European small-cap stocks, while generally less well known than their large-cap counterparts, posted strong returns during the six months ended June 30, 2002. AIM European Small Company Fund returned 15.72% for Class A shares at net asset value, significantly outperforming both the MSCI Europe Index and the Lipper European Fund Index, which returned -4.60% and -2.42%, respectively, over the same six months.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND OUTPERFORMS INDEXES


HOW DID AIM EUROPEAN SMALL COMPANY FUND PERFORM DURING THE REPORTING PERIOD?

Beneath the investment radar screens of many Americans, European small-cap stocks posted surprisingly good returns. For the six-month period ended June 30, 2002, AIM European Small Company Fund returned 15.72% for Class A shares, 15.24% for Class B shares and 15.41% for Class C shares, excluding sales charges. By comparison, the fund outperformed both the MSCI Europe Index and the Lipper European Fund Index, which returned -4.60% and -2.42%, respectively, over the same six-month period. Also, U.S. stocks as represented by the S&P 500 Index returned -13.15%.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

European markets began the year hampered by negative corporate news in the United States as well as rising unemployment data. Economic conditions began to stabilize, however, and by March unemployment rates began dropping in many of Europe's largest economies. Also in March, European markets--despite some negative announcements from leading companies--were higher. In the last half of the reporting period, however, continued news of U.S. corporate accounting irregularities seemed to poison sentiment worldwide. And similar to U.S. markets, there was a wide divergence in sector performance. European tech and telecommunications stocks were hard hit, while there was better demand for more defensive stocks.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS?

Investment style and capitalization were factors during the reporting period. Although European growth stocks found investor favor late last year, that trend reversed in 2002. For much of the reporting period, European value stocks outperformed growth stocks. Therefore, one would think the fund's growth-oriented style would be out of favor. Despite this trend, however, the fund was still able to beat its benchmark. One reason is that investors began rewarding companies that had better-than-expected earnings and this fits with the fund's earnings momentum approach.

   The other significant trend in Europe was the overwhelming preference for small-cap stocks. As seen in the chart to the far left, European small-cap performance was superior to large-cap returns. This was an obvious boon for AIM European Small Company Fund. One possibility for the increased popularity of European small-caps is their attractive valuations. At the end of the period, they were trading at a significant discount to their European large-cap peers, and at an even steeper discount to U.S. stocks.

WERE THERE ANY SIGNIFICANT MONETARY CHANGES IN EUROPE?

European currencies such as the British pound, Swiss franc and 12-country euro, gained ground on the dollar in the second quarter. One of the more noteworthy events thus far this year was the euro's run at the U.S. dollar. Launched in January 1999 at $1.17 (U.S.), the euro has spent nearly all its young life valued well below the dollar. In fact, the euro began 2002 at an uninspiring $0.88 (U.S.), but by the end of June, the euro was actually flirting with parity--ending the second quarter at $0.99 (U.S.). Of course, the euro's newfound strength vs. the dollar provided shareholders with something of a currency tailwind. The fund purchases securities in euros and other currencies

================================================================================

EUROPEAN SMALL-CAP STOCKS THRIVE

EUROPEAN SMALL-CAPS OUTPERFORM LARGE-CAPS ...

12/31/01 - 6/30/02

================================================================================

MSCI EUROPE SMALL-CAP INDEX    5.56%

MSCI EUROPE INDEX             -4.60%

================================================================================

.... FUND BEATS INDEXES ON SMALL-CAP STRENGTH

Total returns, six months ended 6/30/02

================================================================================

FUND CLASS A SHARES AT NAV    15.72%

MSCI EUROPE INDEX             -4.60%

LIPPER EUROPEAN FUND INDEX    -2.42%

The MSCI Europe Small-Cap Index is a component of the primarily large-cap MSCI Europe Index. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

===============================================================================================================================
TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES                            TOP 10 COUNTRIES [PIE CHART]
-------------------------------------------------------------------------------------------------------------------------------
 1. Anglo Irish Bank Corp. PLC (Ireland)     2.8%     1. Construction & Engineering       6.3%     1. United Kingdom     27.4%

 2. Puma A.G. Rudolf Dassler Sport (Germany) 2.6      2. Restaurants                      5.9      2. France             16.8

 3. Merloni Elettrodomestici S.p.A. (Italy)  2.5      3. Health Care Equipment            4.7      3. Other              13.4

 4. Grafton Group PLC-Units (Ireland)        2.0      4. Packaged Foods                   4.2      4. Ireland             9.9

 5. Camaieu (France)                         1.7      5. Pharmaceuticals                  3.5      5. Sweden              8.8

 6. Bonduelle S.C.A. (France)                1.7      6. Consumer Finance                 3.4      6. Italy               6.9

 7. MEDIDEP S.A. (France)                    1.6      7. Banks                            2.8      7. Norway              4.6

 8. Buffalo Grill S.A. (France)              1.6      8. Diversified Financial Services   2.7      8. Netherlands         3.6

 9. Micronas Semiconductor Holding A.G.               9. Apparel Retail                   2.7      9. Spain               3.6
    (Switzerland)                            1.5
                                                     10. Footwear                         2.6     10. Germany             3.2
10. Taylor & Francis Group PLC
    (United Kingdom)                         1.5                                                  11. Switzerland         1.8


TOTAL NET ASSETS: $27.5 MILLION       TOTAL HOLDINGS: 102

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================================

but the value of those securities is converted back into dollars. That means a strong euro (vs. the U.S. dollar) converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

As we mentioned earlier, we continue to adhere to the fund's investment discipline and follow an earnings-momentum approach. Since the beginning of the year, we began positioning the fund to take advantage of the recent boom in consumer spending. We found the consumer-discretionary and consumer staples sectors attractive as they have benefited from increased consumer demand. Conversely, we found fewer opportunities in the telecommunications and health care sectors. That said, stock selection has far greater influence over fund performance than sector exposure.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two that performed well for the fund and one that has recently detracted from fund performance but we nonetheless still find attractive over the longer term.

o Puma is a German sporting goods manufacturer with a foothold in the global sports footwear market. The company has repositioned its products for a more upscale market with great success and is showing excellent sales and margin progression.

o Merloni, the third-largest white goods manufacturer in Europe, has been gaining market share due to a strong emphasis on product innovation. The Italian firm has benefited from exposure to faster growing regions in Eastern Europe and has a very efficient cost basis.

o Jarvis, a British construction and infrastructure service company, is the U.K.'s leading railway maintenance company and designs, maintains and manages railways through its Infrastructure Services division. The stock came under pressure as the sector was indiscriminately punished when a competitor's irregular accounting practices spread doubts across the entire sector.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

It remains to be seen how Europe will fare for the remainder of the year. The global downturn and indeed the U.S. recession impacted Europe more in 2001 than many analysts had predicted. Nonetheless, economic data are looking up for Europe.

   And although many critics condemned the European Central Bank (ECB) for not reducing rates in tandem with the U.S. Federal Reserve last year, Europe may actually now face less inflation risk than the U.S. Indeed, the ECB's less aggressive stance in lowering interest rates may afford the possibility of ramping up growth through future interest rate reductions.

   Perhaps the most compelling argument for European securities, however, is the region's attractive valuations. With European small-cap stocks trading at a discount to their U.S. counterparts, U.S. investors could well look across the Atlantic for some added growth potential and diversification.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Jason T. Holzer (Lead Manager)
Borge Endresen
Assisted by Europe/Canada Team

================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                              MARKET
                                                SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.02%

BELGIUM-1.47%

Omega Pharma S.A. (Health Care Supplies)           4,800    $   215,710
-----------------------------------------------------------------------
Ontex (Personal Products)                          2,900        189,668
=======================================================================
                                                                405,378
=======================================================================

DENMARK-1.18%

Topdanmark A.S. (Multi-Line Insurance)(a)         10,300        323,074
=======================================================================

FINLAND-1.80%

Instrumentarium Corp. (Health Care Equipment)      4,600        116,466
-----------------------------------------------------------------------
Marimekko Oy (Apparel, Accessories & Luxury
  Goods)                                          18,500        175,993
-----------------------------------------------------------------------
Vacon Oyj (Electrical Components &
  Equipment)(b)                                   19,200        203,581
=======================================================================
                                                                496,040
=======================================================================

FRANCE-16.77%

AES Laboratoire Groupe (Health Care
  Equipment)                                       1,730        216,007
-----------------------------------------------------------------------
Altedia (Employment Services)                      7,700        228,146
-----------------------------------------------------------------------
Bonduelle S.C.A. (Packaged Foods & Meats)          6,650        461,287
-----------------------------------------------------------------------
Bricolage (Mr.) S.A. (Home Improvement
  Retail)(c)                                      17,469        320,252
-----------------------------------------------------------------------
Buffalo Grill S.A. (Restaurants)                  27,800        445,182
-----------------------------------------------------------------------
Camaieu (Apparel Retail)                          12,800        481,364
-----------------------------------------------------------------------
Groupe Crit (Employment Services)                  5,500        133,258
-----------------------------------------------------------------------
Ioltech (Health Care Equipment)(a)                 2,310        297,353
-----------------------------------------------------------------------
MEDIDEP S.A. (Health Care Facilities)(a)          18,200        449,079
-----------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               6,260        249,995
-----------------------------------------------------------------------
Rodriguez Group (Specialty Stores)                 2,300        156,352
-----------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronic Equipment & Instruments)(a)         21,870        212,386
-----------------------------------------------------------------------
Societe Virbac S.A. (Pharmaceuticals)              1,905        280,710
-----------------------------------------------------------------------
SR Teleperformance (Advertising)                   3,100         74,648
-----------------------------------------------------------------------
TRIGANO (Automobile Manufacturers)                 9,500        368,088
-----------------------------------------------------------------------
Wavecom S.A. (Telecommunications
  Equipment)(a)                                    5,900        239,418
=======================================================================
                                                              4,613,525
=======================================================================

GERMANY-3.22%

Puma A.G. Rudolf Dassler Sport (Footwear)         10,000        726,763
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE

GERMANY-(CONTINUED)

Suess MicroTec A.G. (Semiconductor
  Equipment)(a)                                    7,900    $   158,919
=======================================================================
                                                                885,682
=======================================================================

IRELAND-9.88%

Anglo Irish Bank Corp. PLC (Banks)               117,800        770,444
-----------------------------------------------------------------------
Arnotts PLC (Department Stores)                   13,200        137,346
-----------------------------------------------------------------------
First Active PLC (Consumer Finance)(a)            59,900        287,886
-----------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(d)                               130,200        562,535
-----------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(a)                                     2,900         82,650
-----------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                 33,700        340,629
-----------------------------------------------------------------------
Paddy Power PLC (Casinos & Gambling)              57,100        299,055
-----------------------------------------------------------------------
United Drug PLC (Health Care Distributors &
  Services)                                       17,100        237,233
=======================================================================
                                                              2,717,778
=======================================================================

ITALY-6.86%

Davide Campari-Milano S.p.A. (Brewers)(a)          5,300        175,943
-----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     63,700        698,777
-----------------------------------------------------------------------
Permasteelisa S.p.A. (Construction &
  Engineering)                                    17,900        345,004
-----------------------------------------------------------------------
Recordati S.p.A. (Pharmaceuticals)                13,600        369,268
-----------------------------------------------------------------------
Saeco International Group S.p.A. (Consumer
  Electronics)(a)                                 96,300        298,691
=======================================================================
                                                              1,887,683
=======================================================================

NETHERLANDS-3.63%

ASM International N.V. (Semiconductor
  Equipment)(a)                                   13,900        246,696
-----------------------------------------------------------------------
Heijmans N.V.-Dutch Ctfs. (Construction &
  Engineering)                                     7,400        171,960
-----------------------------------------------------------------------
Sligro Beheer N.V. (Food Distributors)             9,100        385,504
-----------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              2,770         58,742
-----------------------------------------------------------------------
Volker Wessels Stevin N.V.-Dutch Ctfs.
  (Construction & Engineering)(a)                  5,000        136,305
=======================================================================
                                                                999,207
=======================================================================

NORWAY-4.56%

Aktiv Kapital A.S.A. (Diversified Financial
  Services)                                       32,950        215,187
-----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 25,000        314,874
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES         VALUE
NORWAY-(CONTINUED)

Norkom A.S.A. (Computers & Electronics
  Retail)(a)                                      17,900    $   255,271
-----------------------------------------------------------------------
Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                    14,000        165,134
-----------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        19,600        303,025
=======================================================================
                                                              1,253,491
=======================================================================

SPAIN-3.61%

Baron de Ley, S.A. (Distillers & Vinters)(a)       9,600        281,398
-----------------------------------------------------------------------
Enagas (Gas Utilities)(a)(b)                      27,300        172,598
-----------------------------------------------------------------------
Miquel y Costos & Miquel, S.A. (Paper
  Products)(a)                                     9,400        281,311
-----------------------------------------------------------------------
Viscofan, Industria Navarra De Envolturas
  Celulosicas, S.A. (Packaged Foods & Meats)      33,400        258,162
=======================================================================
                                                                993,469
=======================================================================

SWEDEN-8.79%

Axfood A.B. (Food Retail)                         19,800        328,416
-----------------------------------------------------------------------
Clas Ohlson A.B.-Class B (Specialty Stores)       18,900        378,454
-----------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                   30,600        343,933
-----------------------------------------------------------------------
Getinge A.B.-Class B (Health Care Equipment)       4,300         84,461
-----------------------------------------------------------------------
Intrum Justitia A.B. (Diversified Financial
  Services)(a)                                    61,000        352,794
-----------------------------------------------------------------------
Munters A.B. (Industrial Machinery)                7,500        166,958
-----------------------------------------------------------------------
Perbio Science A.B. (Pharmaceuticals)(a)          16,100        298,669
-----------------------------------------------------------------------
Scandiaconsult A.B. (Construction &
  Engineering)                                    26,800        137,158
-----------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      39,600        328,416
=======================================================================
                                                              2,419,259
=======================================================================

SWITZERLAND-1.83%

Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                             13,100        414,540
-----------------------------------------------------------------------
Nobel Biocare Holding A.G. (Health Care
  Equipment)(a)                                    1,320         87,866
=======================================================================
                                                                502,406
=======================================================================

UNITED KINGDOM-27.42%

Albemarle & Bond Holdings PLC (Consumer
  Finance)                                       205,800        245,039
-----------------------------------------------------------------------
Alexon Group PLC (Apparel, Accessories &
  Luxury Goods)                                   91,300        303,403
-----------------------------------------------------------------------
Ask Central PLC (Restaurants)                     48,300        120,566
-----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                    74,600        267,327
-----------------------------------------------------------------------
Biotrace International PLC (Health Care
  Equipment)                                      96,600        152,652
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE

UNITED KINGDOM-(CONTINUED)

Cattles PLC (Consumer Finance)                    76,800    $   388,118
-----------------------------------------------------------------------
Chemring Group PLC (Aerospace & Defense)          44,100        205,981
-----------------------------------------------------------------------
Clarke (T.) PLC (Construction & Engineering)      20,700        152,715
-----------------------------------------------------------------------
Cranswick PLC (Packaged Foods & Meats)(a)         21,000        319,986
-----------------------------------------------------------------------
Domino's Pizza UK & IRL PLC (Restaurants)        256,300        382,685
-----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 19,400        152,111
-----------------------------------------------------------------------
Express Dairies PLC (Packaged Foods &
  Meats)(a)                                      295,000        127,623
-----------------------------------------------------------------------
GAME GROUP (THE) PLC (Computer & Electronics
  Retail)                                         53,700        100,739
-----------------------------------------------------------------------
Games Workshop Group PLC (Leisure Products)       21,000        150,506
-----------------------------------------------------------------------
Geest PLC (Agricultural Products)                 19,900        169,745
-----------------------------------------------------------------------
Hamleys PLC (Specialty Stores)                    48,000        118,567
-----------------------------------------------------------------------
HIT Entertainment PLC (Movies &
  Entertainment)                                  19,000         78,197
-----------------------------------------------------------------------
Intercare Group PLC (Health Care Distributors
  & Services)                                     36,100        143,737
-----------------------------------------------------------------------
Inventive Leisure PLC (Restaurants)               55,200        152,160
-----------------------------------------------------------------------
iSOFT Group PLC (Application Software)            81,300        305,032
-----------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                        33,500        322,176
-----------------------------------------------------------------------
Jarvis PLC (Construction & Engineering)           13,800         68,958
-----------------------------------------------------------------------
Kier Group PLC (Construction & Engineering)       32,100        295,439
-----------------------------------------------------------------------
Luminar PLC (Restaurants)                         28,200        355,632
-----------------------------------------------------------------------
Majestic Wine PLC (Brewers)                       12,800         90,051
-----------------------------------------------------------------------
Merchant Retail Group PLC (Food Retail)(a)        58,500        125,870
-----------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)        91,700        179,047
-----------------------------------------------------------------------
Nestor Healthcare Group PLC (Employment
  Services)                                       17,600        126,610
-----------------------------------------------------------------------
New Look Group PLC (Apparel Retail)               74,600        266,185
-----------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                      103,720        155,660
-----------------------------------------------------------------------
Reliance Security Group PLC (Diversified
  Commercial Services)                            16,600        196,506
-----------------------------------------------------------------------
Speedy Hire PLC (Construction & Engineering)      28,600        145,410
-----------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gaming)            50,300        272,908
-----------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)           47,000        406,663
-----------------------------------------------------------------------
Torex PLC (IT Consulting & Services)              13,400        124,561
-----------------------------------------------------------------------
Ultimate Leisure Group PLC (Leisure Products)     20,000         74,885
-----------------------------------------------------------------------
William Hill PLC (Diversified Financial
  Services)(a)(b)                                 30,600        124,181
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Wood Group (John) PLC (Oil & Gas Equipment &
  Services)(a)                                    54,300    $   174,800
=======================================================================
                                                              7,542,431
=======================================================================
    Total Foreign Stocks & Other Equity
       Interests (Cost $21,604,134)                          25,039,423
=======================================================================

MONEY MARKET FUNDS-8.07%

STIC Liquid Assets Portfolio(e)                1,109,428      1,109,428
-----------------------------------------------------------------------
STIC Prime Portfolio(e)                        1,109,428      1,109,428
=======================================================================
    Total Money Market Funds (Cost
       $2,218,856)                                            2,218,856
=======================================================================
TOTAL INVESTMENTS-99.09% (Cost $23,822,990)                  27,258,279
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.91%                             251,111
=======================================================================
NET ASSETS-100.00%                                          $27,509,390
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Consists of more than one class of securities traded together as a unit.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $23,822,990)                                  $27,258,279
-----------------------------------------------------------
Foreign currencies, at value (cost $95,998)          98,263
-----------------------------------------------------------
Receivables for:
  Investments sold                                  114,686
-----------------------------------------------------------
  Fund shares sold                                  570,072
-----------------------------------------------------------
  Dividends                                          37,757
-----------------------------------------------------------
Investment for deferred compensation plan            10,298
-----------------------------------------------------------
Other assets                                         21,935
===========================================================
    Total assets                                 28,111,290
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             394,324
-----------------------------------------------------------
  Fund shares reacquired                            120,151
-----------------------------------------------------------
  Deferred compensation plan                         10,298
-----------------------------------------------------------
Accrued distribution fees                            22,110
-----------------------------------------------------------
Accrued transfer agent fees                           7,814
-----------------------------------------------------------
Accrued operating expenses                           47,203
===========================================================
    Total liabilities                               601,900
===========================================================
Net assets applicable to shares outstanding     $27,509,390
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $17,366,279
___________________________________________________________
===========================================================
Class B                                         $ 8,231,805
___________________________________________________________
===========================================================
Class C                                         $ 1,911,306
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           2,087,439
___________________________________________________________
===========================================================
Class B                                             999,311
___________________________________________________________
===========================================================
Class C                                             232,132
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      8.32
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.32 divided
      by 94.50%)                                $      8.80
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $      8.24
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $      8.23
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,290)                                       $  125,030
-----------------------------------------------------------
Dividends from affiliated money market funds         10,289
===========================================================
    Total investment income                         135,319
===========================================================

EXPENSES:

Advisory fees                                        74,924
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       43,944
-----------------------------------------------------------
Distribution fees -- Class A                         17,258
-----------------------------------------------------------
Distribution fees -- Class B                         22,419
-----------------------------------------------------------
Distribution fees -- Class C                          7,139
-----------------------------------------------------------
Transfer agent fees                                  26,383
-----------------------------------------------------------
Trustees' fees                                        4,540
-----------------------------------------------------------
Registration and filing fees                         15,743
-----------------------------------------------------------
Professional fees                                    19,009
-----------------------------------------------------------
Other                                                17,001
===========================================================
    Total expenses                                  273,155
===========================================================
Less: Fees waived and expenses reimbursed           (97,119)
-----------------------------------------------------------
    Expenses paid indirectly                           (105)
===========================================================
    Net expenses                                    175,931
===========================================================
Net investment income (loss)                        (40,612)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (292,559)
-----------------------------------------------------------
  Foreign currencies                                    396
===========================================================
                                                   (292,163)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           2,502,193
-----------------------------------------------------------
  Foreign currencies                                 (2,946)
===========================================================
                                                  2,499,247
===========================================================
Net gain from investment securities and
  foreign currencies                              2,207,084
===========================================================
Net increase in net assets resulting from
  operations                                     $2,166,472
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2002            2001
                                                              -----------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (40,612)   $   (93,543)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (292,163)    (3,815,727)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,499,247        697,690
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 2,166,472     (3,211,580)
=========================================================================================
Share transactions-net:
  Class A                                                       9,068,700        647,205
-----------------------------------------------------------------------------------------
  Class B                                                       5,263,994        168,698
-----------------------------------------------------------------------------------------
  Class C                                                         620,180        256,409
=========================================================================================
    Net increase (decrease) in net assets                      17,119,346     (2,139,268)
=========================================================================================

NET ASSETS:

  Beginning of period                                          10,390,044     12,529,312
=========================================================================================
  End of period                                               $27,509,390    $10,390,044
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $28,869,012    $13,916,138
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (49,689)        (9,077)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (4,745,814)    (4,453,651)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          3,435,881        936,634
=========================================================================================
                                                              $27,509,390    $10,390,044
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $4,147,930 as of December 31, 2001 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $  220,935   December 31, 2008
   -------------------------------
     3,926,995   December 31, 2009
   ===============================
    $4,147,930
   _______________________________
   ===============================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $74,924 and reimbursed expenses of $22,195.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $15,294 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $17,258, $22,419 and $7,139, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $2,949 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $354, $0 and $258 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $103 and reductions in custodian fees of $2 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $105.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                          2001       2000
                                        --------    -------
Distributions paid from ordinary
  income                                $     --    $50,206
___________________________________________________________
===========================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                       $(4,147,930)
-----------------------------------------------------------
Unrealized appreciation                             621,836
===========================================================
                                                $(3,526,094)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $19,368,782 and $6,297,020, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $3,808,797
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (392,119)
===========================================================
Net unrealized appreciation of investment
  securities                                     $3,416,678
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $23,841,601

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2002              DECEMBER 31, 2001
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
                                                              ---------    -----------    ----------    ------------
Sold:
  Class A                                                     1,693,801    $13,603,084     1,443,910    $ 10,877,574
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       777,232      6,093,043        87,474         690,405
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       294,464      2,335,214       275,312       2,057,628
====================================================================================================================
Reacquired:
  Class A                                                      (575,170)    (4,534,384)   (1,413,403)    (10,230,369)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (104,003)      (829,049)      (72,117)       (521,707)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      (215,084)    (1,715,034)     (239,549)     (1,801,219)
====================================================================================================================
                                                              1,871,240    $14,952,874        81,627    $  1,072,312
____________________________________________________________________________________________________________________
====================================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                                                    AUGUST 31, 2000
                                                                                                    (DATE OPERATIONS
                                                                SIX MONTHS ENDED     YEAR ENDED      COMMENCED) TO
                                                                    JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                      2002              2001              2000
                                                                ----------------    ------------    ----------------
Net asset value, beginning of period                                $  7.19           $  9.17            $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)(a)         (0.05)(a)         (0.04)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        1.14             (1.93)            (0.74)
====================================================================================================================
    Total from investment operations                                   1.13             (1.98)            (0.78)
====================================================================================================================
Less dividends from net investment income                                --                --             (0.05)
====================================================================================================================
Net asset value, end of period                                      $  8.32           $  7.19            $ 9.17
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                       15.72%           (21.59)%           (7.84)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $17,366           $ 6,969            $8,606
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.99%(c)          2.01%             2.07%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  3.22%(c)          4.65%             6.28%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets           (0.27)%(c)        (0.61)%           (1.28)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                  42%              152%               25%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,943,703.
(d)  Annualized.

                                                                                      CLASS B
                                                                ----------------------------------------------------
                                                                                                    AUGUST 31, 2000
                                                                                                    (DATE OPERATIONS
                                                                SIX MONTHS ENDED     YEAR ENDED      COMMENCED) TO
                                                                    JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                      2002              2001              2000
                                                                ----------------    ------------    ----------------
Net asset value, beginning of period                                 $ 7.15           $  9.17            $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)(a)         (0.10)(a)         (0.06)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        1.13             (1.92)            (0.74)
====================================================================================================================
    Total from investment operations                                   1.09             (2.02)            (0.80)
====================================================================================================================
Less dividends from net investment income                                --                --             (0.03)
====================================================================================================================
Net asset value, end of period                                       $ 8.24           $  7.15            $ 9.17
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                       15.24%           (22.03)%           (7.99)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $8,232           $ 2,330            $2,851
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.64%(c)          2.71%             2.77%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  3.87%(c)          5.36%             6.98%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets           (0.92)%(c)        (1.31)%           (1.98)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                  42%              152%               25%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,520,889.
(d)  Annualized.

                                                                                      CLASS C
                                                                ----------------------------------------------------
                                                                                                    AUGUST 31, 2000
                                                                                                    (DATE OPERATIONS
                                                                SIX MONTHS ENDED     YEAR ENDED      COMMENCED) TO
                                                                    JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                      2002              2001              2000
                                                                ----------------    ------------    ----------------
Net asset value, beginning of period                                 $ 7.14           $  9.17            $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)(a)         (0.10)(a)         (0.06)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        1.13             (1.93)            (0.74)
====================================================================================================================
    Total from investment operations                                   1.09             (2.03)            (0.80)
====================================================================================================================
Less dividends from net investment income                                --                --             (0.03)
====================================================================================================================
Net asset value, end of period                                       $ 8.23           $  7.14            $ 9.17
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                       15.27%           (22.14)%           (7.99)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $1,911           $ 1,091            $1,073
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.64%(c)          2.71%             2.77%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  3.87%(c)          5.36%             6.98%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets           (0.92)%(c)        (1.31)%           (1.98)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                  42%              152%               25%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,439,537.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES     OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham      Robert H. Graham                         11 Greenway Plaza
                      Chairman and President                   Suite 100
Frank S. Bayley                                                Houston, TX 77046
                      Carol F. Relihan
Bruce L. Crockett     Senior Vice President and Secretary      INVESTMENT ADVISOR

Albert R. Dowden      Gary T. Crum                             A I M Advisors, Inc.
                      Senior Vice President                    11 Greenway Plaza
Edward K. Dunn Jr.                                             Suite 100
                      Dana R. Sutton                           Houston, TX 77046
Jack M. Fields        Vice President and Treasurer
                                                               TRANSFER AGENT
Carl Frischling       Robert G. Alley
                      Vice President                           A I M Fund Services, Inc.
Prema Mathai-Davis                                             P.O. Box 4739
                      Stuart W. Coco                           Houston, TX 77210-4739
Lewis F. Pennock      Vice President
                                                               CUSTODIAN
Ruth H. Quigley       Melville B. Cox
                      Vice President                           State Street Bank and Trust Company
Louis S. Sklar                                                 225 Franklin Street
                      Karen Dunn Kelley                        Boston, MA 02110
                      Vice President
                                                               COUNSEL TO THE FUND
                      Edgar M. Larsen
                      Vice President                           Ballard Spahr
                                                               Andrews & Ingersoll, LLP
                                                               1735 Market Street
                                                               Philadelphia, PA 19103

                                                               COUNSEL TO THE TRUSTEES

                                                               Kramer, Levin, Naftalis & Frankel LLP
                                                               919 Third Avenue
                                                               New York, NY 10022

                                                               DISTRIBUTOR

                                                               A I M Distributors, Inc.
                                                               11 Greenway Plaza
                                                               Suite 100
                                                               Houston, TX 77046

                                EQUITY FUNDS

      DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS    A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
         MORE AGGRESSIVE                            MORE AGGRESSIVE              1976 and manages approximately $135 billion
                                                                                 in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                    AIM Developing Markets               including individual investors, corporate
AIM Opportunities II(1,2)                   AIM European Small Company           clients and financial institutions.*
AIM Opportunities III(1,2)                  AIM Asia Pacific Growth(2)
AIM Emerging Growth                         AIM International Emerging Growth        The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                     AIM Global Aggressive Growth         Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                       AIM European Growth(2)               a subsidiary of AMVESCAP PLC, one of the world's
AIM Mid Cap Growth                          AIM Euroland Growth(4)               largest independent financial services companies
AIM Dent Demographic Trends                 AIM International Growth(2)          with $364 billion in assets under management.*
AIM Constellation                           AIM Global Growth
AIM Large Cap Growth                        AIM Worldwide Spectrum
AIM Weingarten                              AIM Global Trends
AIM Small Cap Equity                        AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                         MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                          SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                   AIM New Technology
AIM Charter                                 AIM Global Science and Technology(2)
AIM Basic Value                             AIM Global Energy(5)
AIM Large Cap Basic Value                   AIM Global Infrastructure(4)
AIM Balanced                                AIM Global Financial Services
AIM Basic Balanced                          AIM Global Health Care
                                            AIM Global Utilities
        MORE CONSERVATIVE                   AIM Real Estate

                                                   MORE CONSERVATIVE

                            FIXED-INCOME FUNDS


  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                           AIM High Income Municipal
AIM High Yield                              AIM Municipal Bond
AIM Strategic Income                        AIM Tax-Free Intermediate
AIM Income                                  AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       ESC-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                            AIM GLOBAL UTILITIES FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

              TULIP FIELDS AND WINDMILL IN HOLLAND BY CLAUDE MONET

STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR, WINDMILLS HAVE

     PLAYED AN IMPORTANT PART IN THE HISTORICAL AND ECONOMIC DEVELOPMENT OF

CIVILIZATION THROUGH THE CENTURIES. LIKE THEIR PREDECESSORS, TODAY'S NETWORK OF

              GLOBAL UTILITIES ENABLES OUR CONTINUING ADVANCEMENT.

================================================================================

AIM Global Utilities Fund seeks to achieve a high total return by investing in securities of domestic and foreign utility companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investment will decline, which may reduce the effect of IPO investments on the fund's total return.

o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
  10 Years                                      5.34%
   5 Years                                     -0.41
   1 Year                                     -34.38

CLASS B SHARES
Inception (9/1/93)                              3.06%
   5 Years                                     -0.34
   1 Year                                     -34.47

CLASS C SHARES
 Inception (8/4/97)                            -0.58%
   1 Year                                     -31.81

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE PERFORMANCE. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                        It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    Briefly, Class A shares of AIM Global Utilities Fund returned -15.66% at net asset value for the six months ended June 30, 2002. These results closely paralleled the -14.82% return of the Lipper Utility Fund Index. The fund's broad-market benchmark, the S&P 500, returned -13.15%. As a highly cyclical sector, utilities saw their earnings suffer from lower usage as other industries cut back their operations during the economic downturn.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
July 29, 2002

FUND'S RESULTS HAMPERED BY DIFFICULT CONDITIONS


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

It was a very challenging six months for the stock market in general and particularly for utility stocks. Major indexes experienced declines, as did the fund. For the six-month reporting period ended June 30, 2002, AIM Global Utilities Fund's returns per share (excluding sales charges) were -15.66% for Class A shares, -15.99% for Class B shares and -16.00% for Class C shares. This performance closely tracked the Lipper Utility Fund Index's -14.82% return. The fund's broad-based market index, the S&P 500, reflected the wide variety of industries represented in it (only about 3% of which are utilities) with a return of -13.15%.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET?

The economy was growing, but stock performance generally did not reflect this growth. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, then moderated in the second quarter to a sluggish pace estimated by the U.S. Commerce Department at 1.1%.

    However, investor confidence was undermined by allegations of corporate misconduct, anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism.

WHAT MADE THE PERIOD DIFFICULT FOR UTILITY FUNDS IN PARTICULAR?

So many utility industries faced difficulties that there were virtually no profitable places for a utility fund to invest. First, 2001's decreased economic growth had reduced the usage of utility services such as electricity, gas, water, and communication services, and thus had lowered the earnings of utility companies.

    Second, during the booming 1990s, many telecommunications firms borrowed heavily to build new capacity. The end of the boom left excess capacity and a price war among the surviving competitors, many struggling to service large loans.

   Third, a crisis of confidence undercut even the soundest energy stocks after news that some energy firms may have engaged in questionable practices.

HOW DID THE PORTFOLIO MANAGEMENT TEAM RESPOND?

In the electric industry, we favored the more heavily regulated companies, whose earnings are less sensitive to price swings, and reduced our exposure to companies whose earnings depended more on unregulated power.

    We continued to reduce our telecom exposure. As with electrics, we retained only those companies we felt had manageable levels of debt and a dominant position that gave them some pricing power.

    We also increased our exposure to foreign firms. These represented only about 17% of holdings, but contributed positively to performance.

    We applied AIM's Growth at a Reasonable Price (GARP) discipline, which blends the growth and value investing strategies to identify companies with strong growth prospects while their stocks are available at attractive valuations.

WHAT MARKET FACTORS MOST AFFECTED PERFORMANCE?

Value stocks outperformed growth stocks--a disadvantage to the fund, which takes a more growth-oriented approach than many utility funds. Our telecom and energy holdings are solid companies, but they reduced fund results, as even excellent stocks in those industries were negatively affected by allegations against a few high-profile firms. Electrics had an extremely difficult six months, as mild weather reduced usage and overcapacity depressed prices. We missed some opportunity with our relatively small exposure to international markets, where results turned out better, largely due to currency translations as the dollar weakened.

WHAT ARE SOME SPECIFIC HOLDINGS THAT AFFECTED PERFORMANCE?

o Energy East, a positive contributor, has avoided most of the problems of less-regulated electric companies. It has sold its electricity-generating assets and focuses on selling electricity in the northeastern states under a regulated plan.

================================================================================

                            [BAR CHART]
YIELD ADVANTAGE

30-Day Yield as of 6/30/02

S&P 500 INDEX                                1.62%

AIM GLOBAL UTILITIES FUND,
CLASS A SHARES                               2.84%

================================================================================

================================================================================

                                                         CLASS A SHARES
CALENDAR YEAR TOTAL RETURNS (%)                          EXCLUDING SALES CHARGES

1992   1993     1994    1995      1996      1997    1998    1999    2000    2001
7.92  12.32   -11.57   28.07     13.88     23.71   16.01   34.15   -2.54  -28.33

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

======================================================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES                            TOP 9 COUNTRIES
----------------------------------------------------------------------------------------------------------------------
 1. Energy East Corp.             5.4%        1. Electric Utilities              45.1%    1. United States       83.4%

 2. FPL Group, Inc.               5.2         2. Multi-Utilities &                        2. United Kingdom       6.0
                                                 Unregulated Power               15.0
 3. Pinnacle West Capital Corp.   4.1                                                     3. Spain                2.7
                                              3. Integrated Telecommunication
 4. DTE Energy Co.                3.8            Services                        11.4     4. Italy                2.4

 5. NiSource Inc.                 3.7         4. Gas Utilities                   11.2     5. France               2.1

 6. BellSouth Corp.               3.3         5. Integrated Oil & Gas             2.0     6. Germany              1.5

 7. Southern Co. (The)            3.1         6. Industrial Conglomerates         1.9     7. Brazil               0.7

 8. SBC Communications Inc.       2.8         7. Water Utilities                  1.8     8. Finland              0.6

 9. Xcel Energy, Inc.             2.7         8. Broadcasting & Cable TV          1.6     9. Greece               0.6

10. National Grid Co. PLC         2.5         9. Oil & Gas Exploration &
                                                 Production                       1.3

                                             10. Diversified Metals & Mining      0.9

TOTAL NET ASSETS:$200.2 MILLION              TOTAL NUMBER OF HOLDINGS:  73

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
======================================================================================================================


PORTFOLIO COMPOSITION BY INVESTMENT      [PIE CHART]

As of 6/30/02

================================================================================
COMMON STOCK, FOREIGN               14%

BONDS & CONVERTIBLES                 7%

CASH & OTHER                         5%

COMMON STOCK, U.S.                  74%
================================================================================

PORTFOLIO MANAGEMENT TEAM

================================================================================

Co-Managers:
  Robert G. Alley
  Claude C. Cody, IV
  Jan H. Friedli
  Craig A. Smith
  Meggan M. Walsh
Assisted by Balanced Team

================================================================================

o Southern Company, primarily an electricity producer in four U.S. states, also buoyed fund results. It spun off its unregulated businesses to concentrate on regulated business.

o Fund results were adversely affected by American Electric Power because milder weather affected wholesale power prices. But as AEP is among the nation's largest electrics, with a large regulated segment, we think it has good chances of recovering.

HOW DID THE FUND POSITION ITSELF FOR THE COMING PERIOD?

We continued to focus on companies with strong balance sheets and strong competitive positions--the types of firms we currently hold, such as the regional Bells, Southern Company and Energy East--which should be able to weather the current difficulties. Among electrics, we moved increasingly into firms concentrating on regulated business, where earnings are more stable. We also increased our foreign holdings, which benefited from positive currency translations and less turbulent markets. Rising economic growth could improve fund results by increasing utility usage.

HOW DID CONDITIONS STAND  AT THE END OF THE PERIOD?

The market remained unsettled though the economy was improving. In June, the Federal Reserve commented that "overall economic activity expanded at a moderate pace in late April and May." However, a June decline in the University of Michigan's Index of Consumer Sentiment indicated that a consumer spending pullback might occur.

    As of the end of the period, investors remained hesitant about stocks because of doubts about the trustworthiness of corporate accounting and business practices and anxiety about global political instability. However, recent events have demonstrated that unsound business practices result in destructive consequences. We anticipate that company management and accounting firms will take vigorous measures to improve corporate governance and restore investors' confidence.

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
DOMESTIC STOCKS-75.70%

BROADCASTING & CABLE TV-1.16%

Univision Communications Inc.-Class A(a)           73,600    $  2,311,040
=========================================================================

CONSTRUCTION & ENGINEERING-0.72%

Quanta Services, Inc.(a)                          146,300       1,443,981
=========================================================================

DIVERSIFIED METALS & MINING-0.86%

Peabody Energy Corp.                               61,000       1,726,300
=========================================================================

ELECTRIC UTILITIES-37.63%

American Electric Power Co., Inc.                  59,000       2,361,180
-------------------------------------------------------------------------
CMS Energy Corp.                                  178,000       1,954,440
-------------------------------------------------------------------------
Consolidated Edison, Inc.                          65,000       2,713,750
-------------------------------------------------------------------------
Constellation Energy Group, Inc.                   86,500       2,537,910
-------------------------------------------------------------------------
DTE Energy Co.                                    172,000       7,678,080
-------------------------------------------------------------------------
Edison International(a)                            51,000         867,000
-------------------------------------------------------------------------
Entergy Corp.                                      62,000       2,631,280
-------------------------------------------------------------------------
Exelon Corp.                                       68,500       3,582,550
-------------------------------------------------------------------------
FirstEnergy Corp.                                  90,000       3,004,200
-------------------------------------------------------------------------
FPL Group, Inc.                                   175,000      10,498,250
-------------------------------------------------------------------------
Northeast Utilities                                49,500         931,095
-------------------------------------------------------------------------
OGE Energy Corp.                                  106,000       2,423,160
-------------------------------------------------------------------------
PG&E Corp.(a)                                      72,000       1,288,080
-------------------------------------------------------------------------
Pinnacle West Capital Corp.                       209,600       8,279,200
-------------------------------------------------------------------------
PPL Corp.                                          75,000       2,481,000
-------------------------------------------------------------------------
Public Service Enterprise Group Inc.               60,000       2,598,000
-------------------------------------------------------------------------
Puget Energy, Inc.                                 96,000       1,982,400
-------------------------------------------------------------------------
Reliant Energy, Inc.                              205,000       3,464,500
-------------------------------------------------------------------------
Southern Co. (The)                                226,500       6,206,100
-------------------------------------------------------------------------
TECO Energy, Inc.                                 100,000       2,475,000
-------------------------------------------------------------------------
Xcel Energy, Inc.                                 322,150       5,402,456
=========================================================================
                                                               75,359,631
=========================================================================

GAS UTILITIES-8.63%

El Paso Corp.                                      72,900       1,502,469
-------------------------------------------------------------------------
El Paso Energy Cap Trust I-$2.38 Conv. Pfd.        74,500       2,741,600
-------------------------------------------------------------------------
KeySpan Corp.                                      55,000       2,070,750
-------------------------------------------------------------------------
NiSource Inc.                                     336,000       7,334,880
-------------------------------------------------------------------------
Sempra Energy                                     164,000       3,629,320
=========================================================================
                                                               17,279,019
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

HEAVY ELECTRICAL EQUIPMENT-0.12%

Active Power, Inc.(a)                              65,500    $    236,455
=========================================================================

INDUSTRIAL CONGLOMERATES-1.88%

General Electric Co.                              129,600       3,764,880
=========================================================================

INTEGRATED OIL & GAS-1.54%

ChevronTexaco Corp.                                34,800       3,079,800
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-8.52%

BellSouth Corp.                                   211,000       6,646,500
-------------------------------------------------------------------------
SBC Communications Inc.                           185,693       5,663,637
-------------------------------------------------------------------------
Verizon Communications Inc.                       118,462       4,756,249
=========================================================================
                                                               17,066,386
=========================================================================

MOVIES & ENTERTAINMENT-0.84%

Viacom Inc.-Class B(a)                             38,000       1,686,060
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-11.03%

Aquila, Inc.                                      215,856       1,726,848
-------------------------------------------------------------------------
Calpine Corp.(a)                                  132,000         927,960
-------------------------------------------------------------------------
Duke Energy Corp.                                  95,334       2,964,887
-------------------------------------------------------------------------
Dynegy Inc.-Class A                               272,000       1,958,400
-------------------------------------------------------------------------
Energy East Corp.                                 475,200      10,739,520
-------------------------------------------------------------------------
Mirant Corp.(a)                                   193,850       1,415,105
-------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.          30,600         906,984
-------------------------------------------------------------------------
Williams Cos., Inc. (The)                         198,700       1,190,213
-------------------------------------------------------------------------
Williams Cos., Inc. (The)-$2.25 Conv. Pfd.         21,000         264,180
=========================================================================
                                                               22,094,097
=========================================================================

NETWORKING EQUIPMENT-0.54%

Cisco Systems, Inc.(a)                             77,700       1,083,915
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.54%

Cooper Cameron Corp.(a)                            22,500       1,089,450
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.33%

Apache Corp.                                       46,250       2,658,450
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.14%

JDS Uniphase Corp.(a)                              99,900         268,731
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.22%

MediaOne Group, Inc.-$3.04 Conv. Pfd.              29,200    $    436,832
=========================================================================
    Total Domestic Stocks (Cost $172,346,788)                 151,585,027
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-14.13%

BRAZIL-0.75%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                            370,000       1,498,500
=========================================================================

FINLAND-0.64%

Nokia Oyj-ADR (Telecommunications Equipment)       88,200       1,277,136
=========================================================================

FRANCE-2.14%

Suez S.A. (Multi-Utilities & Unregulated
  Power)                                          124,500       3,331,078
-------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)            5,800         944,891
=========================================================================
                                                                4,275,969
=========================================================================

GERMANY-1.47%

E.ON A.G. (Electric Utilities)                     50,560       2,943,518
=========================================================================

GREECE-0.58%

Public Power Corp.-GDR (Electric
  Utilities)(b)(c)                                 81,800       1,170,502
=========================================================================

ITALY-2.42%

ACEA S.p.A. (Multi-Utilities & Unregulated
  Power)(b)                                       388,800       2,092,078
-------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)(b)           210,200         622,810
-------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                     400,400       2,130,689
=========================================================================
                                                                4,845,577
=========================================================================

SPAIN-2.65%

Endesa, S.A. (Electric Utilities)                 227,000       3,308,951
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  237,299       1,998,787
=========================================================================
                                                                5,307,738
=========================================================================

UNITED KINGDOM-3.48%

Kelda Group PLC (Water Utilities)                 538,407       3,520,685
-------------------------------------------------------------------------
National Grid Group PLC (Electric Utilities)      131,526         938,612
-------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities &
  Unregulated Power)                              151,936       1,421,643
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                     789,118       1,087,610
=========================================================================
                                                                6,968,550
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $32,503,858)                             28,287,490
=========================================================================

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
BONDS & NOTES--6.73%

BROADCASTING & CABLE TV-0.46%

TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                              $1,000,000    $    919,510
=========================================================================

COMPUTER HARDWARE-0.13%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $4,556,330)(c)(d)(e)                          4,866,000         257,898
=========================================================================

ELECTRIC UTILITIES-2.51%

National Grid Co. PLC (United Kingdom), Conv.
  Bonds, 4.25%, 02/17/08 (Acquired 02/05/98;
  Cost $4,574,700)(d)(f)             GBP        2,760,000       5,027,976
=========================================================================

GAS UTILITIES-2.26%

Limestone Electron Trust, Sr. Unsec. Gtd.
  Notes, 8.63%, 03/15/03 (Acquired 03/15/00;
  Cost $4,550,000)(d)                           4,550,000       4,532,937
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.86%

AT&T Corp., Unsec. Notes, 7.75%, 03/01/07       1,850,000       1,713,563
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.51%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18   1,400,000       1,027,250
=========================================================================
    Total Bonds & Notes (Cost $17,949,547)                     13,479,134
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-5.44%

STIC Liquid Assets Portfolio(g)                 5,452,563       5,452,563
-------------------------------------------------------------------------
STIC Prime Portfolio(g)                         5,452,563       5,452,563
=========================================================================
    Total Money Market Funds (Cost
      $10,905,126)                                             10,905,126
=========================================================================
TOTAL INVESTMENTS-102.00% (Cost $233,705,319)                 204,256,777
=========================================================================
OTHER ASSETS LESS LIABILITIES-(2.00%)                          (4,012,435)
=========================================================================
NET ASSETS-100.00%                                           $200,244,342
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
GBP     - British Pound Sterling
GDR     - Global Depositary Receipt
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of restricted securities at 06/30/02 was $9,818,811, which represented 4.90% of the Fund's net assets.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $233,705,319)*                               $204,256,777
-----------------------------------------------------------
Foreign currencies, at value (cost $81,250)          82,020
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,182,144
-----------------------------------------------------------
  Fund shares sold                                   65,058
-----------------------------------------------------------
  Dividends and interest                            719,834
-----------------------------------------------------------
Investment for deferred compensation plan            47,300
-----------------------------------------------------------
Collateral for securities loaned                 46,579,211
-----------------------------------------------------------
Other assets                                         25,706
===========================================================
    Total assets                                259,958,050
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,518,333
-----------------------------------------------------------
  Fund shares reacquired                          1,215,625
-----------------------------------------------------------
  Dividends                                           1,726
-----------------------------------------------------------
  Deferred compensation plan                         47,300
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                       46,579,211
-----------------------------------------------------------
Accrued distribution fees                           197,883
-----------------------------------------------------------
Accrued transfer agent fees                          80,018
-----------------------------------------------------------
Accrued operating expenses                           73,612
===========================================================
    Total liabilities                            59,713,708
===========================================================
Net assets applicable to shares outstanding    $200,244,342
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $132,661,372
___________________________________________________________
===========================================================
Class B                                        $ 59,271,437
___________________________________________________________
===========================================================
Class C                                        $  8,311,533
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          10,191,789
___________________________________________________________
===========================================================
Class B                                           4,564,065
___________________________________________________________
===========================================================
Class C                                             640,247
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.02
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.02 divided
      by 94.50%)                               $      13.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.99
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.98
___________________________________________________________
===========================================================

* At June 30, 2002, securities with an aggregate market value of $46,702,195 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $66,800)                                  $  4,069,764
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             129,310
-----------------------------------------------------------
Interest                                            569,920
-----------------------------------------------------------
Security lending income                             103,410
===========================================================
    Total investment income                       4,872,404
===========================================================

EXPENSES:

Advisory fees                                       711,198
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       38,612
-----------------------------------------------------------
Distribution fees -- Class A                        195,293
-----------------------------------------------------------
Distribution fees -- Class B                        390,996
-----------------------------------------------------------
Distribution fees -- Class C                         51,872
-----------------------------------------------------------
Transfer agent fees                                 347,627
-----------------------------------------------------------
Trustees' fees                                        5,159
-----------------------------------------------------------
Other                                                87,443
===========================================================
    Total expenses                                1,852,995
===========================================================
Less: Fees waived                                    (1,856)
-----------------------------------------------------------
    Expenses paid indirectly                         (3,878)
===========================================================
    Net expenses                                  1,847,261
===========================================================
Net investment income                             3,025,143
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (5,188,744)
-----------------------------------------------------------
  Foreign currencies                                 72,396
-----------------------------------------------------------
  Option contracts written                          136,302
===========================================================
                                                 (4,980,046)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (38,146,599)
-----------------------------------------------------------
  Foreign currencies                                 11,556
===========================================================
                                                (38,135,043)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (43,115,089)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(40,089,946)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  3,025,143    $   4,578,201
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and options contracts                    (4,980,046)     (26,958,931)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (38,135,043)    (100,097,424)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (40,089,946)    (122,478,154)
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,938,960)      (3,297,866)
-------------------------------------------------------------------------------------------
  Class B                                                         (626,332)        (987,904)
-------------------------------------------------------------------------------------------
  Class C                                                          (84,842)        (115,036)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --       (1,890,557)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (1,101,351)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (130,115)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (11,265,723)     (18,046,172)
-------------------------------------------------------------------------------------------
  Class B                                                      (21,868,762)     (19,327,801)
-------------------------------------------------------------------------------------------
  Class C                                                       (1,606,657)        (646,339)
===========================================================================================
    Net increase (decrease) in net assets                      (77,481,222)    (168,021,295)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          277,725,564      445,746,859
===========================================================================================
  End of period                                               $200,244,342    $ 277,725,564
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $261,044,317    $ 295,785,459
-------------------------------------------------------------------------------------------
  Undistributed net investment income                              491,912          116,903
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and options contracts       (31,855,759)     (26,875,713)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (29,436,128)       8,698,915
===========================================================================================
                                                              $200,244,342    $ 277,725,564
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $16,817,392 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $1,856.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $193,748 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $195,293, $390,996 and $51,872, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $16,390 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $501, $977 and $2,518 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,510 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,708 and reductions in custodian fees of $2,170 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,878.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $46,702,195 were on loan to brokers. The loans were secured by cash collateral of $46,579,211 received by the Fund and subsequently invested in affiliated money market funds as follows: $23,289,606 in STIC Liquid Assets Portfolio and $23,289,605 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $103,410 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                       2001          2000
                                    ----------    -----------
Distributions paid from:
Ordinary income                     $4,851,946    $29,323,123
-------------------------------------------------------------
Long-term capital gain               2,670,883     22,061,146
=============================================================
                                    $7,522,829    $51,384,269
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                  $    250,637
-----------------------------------------------------------
Capital loss carryforward                       (16,817,392)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (1,493,140)
===========================================================
                                               $(18,059,895)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $71,683,239 and $94,287,743, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 23,629,066
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (53,077,608)
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                     $(29,448,542)
___________________________________________________________
===========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    ---------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               3,320        208,435
----------------------------------------------------------
Exercised                            (1,605)       (72,133)
----------------------------------------------------------
Expired                              (1,715)      (136,302)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

GLOBAL UTILITIES FUND


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2002               DECEMBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,132,485    $ 16,954,535     1,794,576    $ 34,716,035
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        233,639       3,512,283       859,987      17,105,311
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        517,439       7,994,292       226,533       4,463,280
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        122,531       1,739,947       283,142       4,686,155
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         39,190         555,184       111,990       1,793,582
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,314          75,229        12,912         207,366
======================================================================================================================
Reacquired:
  Class A                                                     (2,023,693)    (29,960,205)   (3,018,253)    (57,448,362)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,774,246)    (25,936,229)   (2,091,008)    (38,226,694)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (631,468)     (9,676,178)     (282,906)     (5,316,985)
======================================================================================================================
                                                              (2,378,809)   $(34,741,142)   (2,103,027)   $(38,020,312)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 11--SIGNIFICANT EVENT

The Board of Trustees unanimously approved, on May 15, 2002, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Global Infrastructure Fund ("Global Infrastructure Fund"), a series of AIM Investment Funds ("AIF"), would transfer substantially all of its assets to the Fund. As a result of the transaction, shareholders of Global Infrastructure Fund would receive shares of the Fund in exchange for their shares of Global Infrastructure Fund, and Global Infrastructure Fund would cease operations.

The Plan requires approval of Global Infrastructure Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in September 2002. If the Plan is approved by shareholders of Global Infrastructure Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                    SIX MONTHS                                 YEAR ENDED DECEMBER 31,
                                      ENDED          ----------------------------------------------------------------------------
                                    JUNE 30, 2002      2001               2000               1999           1998           1997
                                    -------------    -----------      -----------------    -----------    -----------    --------
Net asset value, beginning of
  period                              $  15.64        $  22.45            $  26.08          $  21.01       $  19.26      $  16.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   0.20(a)         0.29(a)(b)          0.33(a)           0.38(a)        0.48          0.47
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                      (2.63)          (6.63)              (1.00)             6.60           2.53          3.26
=================================================================================================================================
    Total from investment
      operations                         (2.43)          (6.34)              (0.67)             6.98           3.01          3.73
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                               (0.19)          (0.29)              (0.28)            (0.35)         (0.46)        (0.47)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                          --           (0.18)              (2.68)            (1.56)         (0.80)        (0.01)
=================================================================================================================================
    Total distributions                  (0.19)          (0.47)              (2.96)            (1.91)         (1.26)        (0.48)
=================================================================================================================================
Net asset value, end of period        $  13.02        $  15.64            $  22.45          $  26.08       $  21.01      $  19.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         (15.66)%        (28.33)%             (2.54)%           34.15%         16.01%        23.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $132,661        $171,432            $267,200          $238,432       $196,665      $179,456
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                  1.24%(d)        1.12%               1.03%             1.10%          1.06%         1.13%
=================================================================================================================================
Ratio of net investment income
  to average net assets                   2.74%(d)        1.53%(b)            1.23%             1.69%          2.39%         2.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                     31%             19%                 52%               37%            38%           26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.57%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $157,528,923.


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS                               YEAR ENDED DECEMBER 31,
                                         ENDED JUNE       -----------------------------------------------------------------------
                                          30, 2002           2001             2000            1999           1998          1997
                                         -------------    -------------    -------------    -----------    -----------    -------
Net asset value, beginning of period        $ 15.60          $ 22.38         $  26.03        $  20.98       $  19.24      $ 16.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.15(a)          0.15(a)(b)       0.13(a)         0.21(a)        0.33         0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            (2.63)           (6.60)           (1.01)           6.59           2.53         3.25
=================================================================================================================================
    Total from investment operations          (2.48)           (6.45)           (0.88)           6.80           2.86         3.59
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                    (0.13)           (0.15)           (0.09)          (0.19)         (0.32)       (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                        --            (0.18)           (2.68)          (1.56)         (0.80)       (0.01)
=================================================================================================================================
    Total distributions                       (0.13)           (0.33)           (2.77)          (1.75)         (1.12)       (0.36)
=================================================================================================================================
Net asset value, end of period              $ 12.99          $ 15.60         $  22.38        $  26.03       $  20.98      $ 19.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              (15.99)%         (28.87)%          (3.28)%         33.16%         15.14%       22.74%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                  $59,271          $94,615         $160,820        $142,632       $111,866      $94,227
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                       1.99%(d)         1.88%            1.80%           1.84%          1.81%        1.91%
=================================================================================================================================
Ratio of net investment income to
  average net assets                           1.99%(d)         0.78%(b)         0.46%           0.95%          1.64%        2.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                          31%              19%              52%             37%            38%          26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $78,847,348.


                                                                            CLASS C
                              ---------------------------------------------------------------------------------------------------
                                                                                                                AUGUST 4, 1997
                              SIX MONTHS                          YEAR ENDED DECEMBER 31,                       (DATE SALES
                                ENDED          -------------------------------------------------------------    COMMENCED) TO
                              JUNE 30, 2002       2001             2000            1999            1998         DECEMBER 31, 1997
                              -------------    -------------    -------------    ------------    -----------    -----------------
Net asset value, beginning
  of period                      $ 15.59          $ 22.37          $ 26.02          $20.97         $19.24            $ 17.67
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.15(a)          0.15(a)(b)       0.13(a)         0.21(a)        0.33               0.13
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                    (2.63)           (6.60)           (1.01)           6.59           2.52               1.58
=================================================================================================================================
    Total from investment
      operations                   (2.48)           (6.45)           (0.88)           6.80           2.85               1.71
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income              (0.13)           (0.15)           (0.09)          (0.19)         (0.32)             (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                    --            (0.18)           (2.68)          (1.56)         (0.80)             (0.01)
=================================================================================================================================
    Total distributions            (0.13)           (0.33)           (2.77)          (1.75)         (1.12)             (0.14)
=================================================================================================================================
Net asset value, end of
  period                         $ 12.98          $ 15.59          $ 22.37          $26.02         $20.97            $ 19.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   (16.00)%         (28.88)%          (3.28)%         33.18%         15.09%              9.74%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $ 8,312          $11,679          $17,727          $6,702         $2,994            $ 1,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to
  average net assets                1.99%(d)         1.88%            1.80%           1.84%          1.81%              1.90%(e)
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                            1.99%(d)         0.78%(b)         0.46%           0.95%          1.64%              2.02%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate               31%              19%              52%             37%            38%                26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $10,460,441.
(e)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary       INVESTMENT ADVISOR
                                                                         A I M Advisors, Inc.
Albert R. Dowden               Gary T. Crum                              11 Greenway Plaza
                               Senior Vice President                     Suite 100
Edward K. Dunn Jr.                                                       Houston, TX 77046
                               Dana R. Sutton
Jack M. Fields                 Vice President and Treasurer              TRANSFER AGENT

Carl Frischling                Robert G. Alley                           A I M Fund Services, Inc.
                               Vice President                            P.O. Box 4739
Prema Mathai-Davis                                                       Houston, TX 77210-4739
                               Stuart W. Coco
Lewis F. Pennock               Vice President                            CUSTODIAN

Ruth H. Quigley                Melville B. Cox                           State Street Bank and Trust Company
                               Vice President                            225 Franklin Street
Louis S. Sklar                                                           Boston, MA 02110
                               Karen Dunn Kelley
                               Vice President                            COUNSEL TO THE FUND

                               Edgar M. Larsen                           Ballard Spahr
                               Vice President                            Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                    [PHOTO]

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                          A WHIZ AT MATH. INDEED, THE

                         ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

    By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

    A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories --stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.


                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
      MORE AGGRESSIVE                                 MORE AGGRESSIVE                since 1976 and manages approximately
                                                                                     $135 billion in assets for more than 9
AIM Opportunities I(1,2)                     AIM Developing Markets                  million shareholders, including
AIM Opportunities II(1,2)                    AIM European Small Company              individual investors, corporate clients
AIM Opportunities III(1,2)                   AIM Asia Pacific Growth(2)              and financial institutions.*
AIM Emerging Growth                          AIM International Emerging Growth
AIM Small Cap Growth(3)                      AIM Global Aggressive Growth                The AIM Family of Funds--Registered
AIM Aggressive Growth                        AIM European Growth(2)                  Trademark-- is distributed nationwide.
AIM Mid Cap Growth                           AIM Euroland Growth(4)                  AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                  AIM International Growth(2)             of the world's largest independent
AIM Constellation                            AIM Global Growth                       financial services companies with $364
AIM Large Cap Growth                         AIM Worldwide Spectrum                  billion in assets under management.*
AIM Weingarten                               AIM Global Trends
AIM Small Cap Equity                         AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                           MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                              SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                           MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                    AIM New Technology
AIM Charter                                  AIM Global Science and Technology(2)
AIM Basic Value                              AIM Global Energy(5)
AIM Large Cap Basic Value                    AIM Global Infrastructure(4)
AIM Balanced                                 AIM Global Financial Services
AIM Basic Balanced                           AIM Global Health Care
                                             AIM Global Utilities
     MORE CONSERVATIVE                       AIM Real Estate

                                                       MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                            AIM High Income Municipal
AIM High Yield                               AIM Municipal Bond
AIM Strategic Income                         AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


* As of 6/30/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GLU-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM SELECT EQUITY FUND

                                  [Cover image]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                 THE ARTIST'S GARDEN AT GIVERNY BY CLAUDE MONET

    A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS CAN RESULT IN A

STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE ONE DEPICTED IN MONET'S CLASSIC WORK.

  AIM SELECT EQUITY FUND SEEKS TO MEET ITS OBJECTIVE BY INVESTING PRIMARILY IN

     COMMON STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE MARKET RETURNS, WITHOUT

                        REGARD TO MARKET CAPITALIZATION.

================================================================================

The fund seeks long-term capital growth by investing in growth, growth-at-a-reasonable-price (GARP) and value stocks of small, mid-size and large companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o A significant portion of the fund's returns during certain periods was attributable to its investment in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in small- and mid-size companies may involve risks not associated with investing in more established companies. Also small companies may have greater potential for business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                        It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

    While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    Briefly, total return for Class A shares of AIM Select Equity Fund was -15.23% at net asset value in the difficult market that prevailed for the six months ended June 30, 2002. Over the same period, the domestic stock market as represented by the S&P 500 returned a slightly better -13.15%.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

STEEP MARKET DECLINE AFFECTS FUND'S PERFORMANCE


MOST MAJOR STOCK INDEXES SUSTAINED LOSSES FOR THE REPORTING PERIOD. HOW DID AIM SELECT EQUITY FUND PERFORM?

Ongoing concerns about corporate ethics and terrorism, combined with sluggish corporate earnings, negatively affected the fund's performance. Excluding sales charges, total returns for the fund's Class A, Class B and Class C shares were -15.23%, -15.57% and -15.59%, respectively, for the six months ended June 30, 2002. Over the same period, the S&P 500 returned -13.15%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite an improving economy, most major stock indexes declined for the reporting period. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, and interest rates and inflation were low. However, investors seemed more concerned about several high-profile companies' questionable accounting practices, which were in the spotlight throughout the reporting period. Investors also shied away from stocks because of anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism.

    Small-cap stocks fared better than mid- and large-cap stocks, and value stocks outperformed growth stocks. However, only mid- and small-cap value stocks had positive returns for the reporting period. Small-cap value stocks were the best-performing segment of the market while large-cap growth stocks were the worst.

    Materials and consumer staples were the best-performing market sectors, as investors favored more defensive stocks. At the opposite end of the spectrum, information technology and telecommunications were the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

We adhered to our multifaceted investment strategy, as defined in the fund's prospectus. The fund invests in growth, growth-at-a-reasonable price (GARP) and value stocks of large, mid-size and small companies. We believe the fund was well positioned at the close of the reporting period.

    As of June 30, 2002, the fund had 96 holdings. Large-cap stocks made up more than half while mid-cap stocks made up more than a third of the portfolio. Small-cap stocks composed about a tenth of the fund's holdings.

    The fund had significant exposure to the consumer-discretionary, industrial, financial, health-care and information-technology sectors. It also had holdings in the energy, consumer staples, utilities and materials sectors. Over the reporting period, the fund's energy and consumer-staples holdings generally enhanced performance while its consumer-discretionary and information-technology holdings generally detracted from it.

    Rising oil prices in the initial months of the reporting period boosted energy stocks. Information-technology stocks, on the other hand, were negatively affected by disappointing corporate earnings in this sector. While certain industries in the consumer-discretionary sector performed well, the fund's exposure to broadcasting and cable-television stocks detracted from performance. Declining advertising revenue and problems in the telecommunications sector hurt media stocks. The fund benefited from of its lack of exposure to telecommunications stocks, which plummeted during the reporting period.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 10 Years                               8.05%
  5 Years                               2.28
  1 Year                              -27.50

Class B Shares
 Inception (9/1/93)                     7.34%
  5 Years                               2.34
  1 Year                              -27.68

Class C Shares
 Inception (8/4/97)                     0.65%
  1 Year                              -24.67

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

Class A Shares
Excluding Sales Charges

  1992    1993     1994      1995      1996      1997      1998      1999      2000      2001
  0.19%   3.63%   -4.99%    34.31%    18.61%    19.54%    27.09%    41.48%    -1.77%   -25.64%

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. Bisys Group, Inc. (The)             2.4%     1. Diversified Financial Services              6.3%

 2. American Standard Cos., Inc.        2.2      2. Data Processing Services                    6.3

 3. Ceridian Corp.                      2.2      3. Banks  4.9

 4. J.P. Morgan Chase & Co.             2.2      4. Broadcasting & Cable TV                     4.3

 5. H&R Block, Inc.                     2.1      5. Systems Software                            4.2

 6. Ensco International Inc.            2.1      6. Oil & Gas Drilling                          4.1

 7. Transocean Inc.                     2.0      7. Pharmaceuticals                             4.1

 8. Kroger Corp. (The)                  2.0      8. Building Products                           4.0

 9. Microsoft Corp.                     2.0      9. Health Care Distributors & Services         3.7

10. Target Corp.                        1.9     10. Semiconductors                              3.3

TOTAL HOLDINGS: 98                              TOTAL NET ASSETS: $696 MILLION

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
====================================================================================================

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

o H&R Block is the nation's leading tax preparer, serving approximately 20 million clients at more than 10,000 locations in the United States. The company also sells tax-preparation software and provides mortgage services. Additionally, the firm offers financial planning through H&R Block Financial Advisors. H&R Block reported record revenue for its most recent fiscal year.

o American Standard is a leading manufacturer of air-conditioning systems, plumbing products and automotive braking systems. Its air-conditioning products, marketed under the Trane and American Standard labels, account for about 60% of the company's sales. Plumbing products account for about one-fourth of the firm's sales. American Standard reported record sales for its most recent fiscal quarter.

o The BISYS Group provides outsourcing services to more than 15,000 financial institutions and corporations in the United States and Europe. The company provides administrative services for mutual funds and retirement plans, check-imaging systems and other services. The firm is growing rapidly through acquisitions. Its stock rose significantly during the reporting period.

o Ceridian is a diversified information-services company, with the bulk of its sales coming from its human resources division, which provides payroll and tax processing, benefits administration and other related services. Demand for the company's services tends to remain stable regardless of economic trends

o Kroger is the nation's top grocery-store chain, operating more than 2,400 supermarkets under 24 names in 32 states. Directly or through subsidiaries, Kroger also operates nearly 800 convenience stores, more than 400 jewelry stores, and 41 food-processing plants. Although its stock declined in the short term, we believe its long-term prospects are solid because of Kroger's leading position in the retail grocery business.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies as well as possible reforms in the public accounting industry. Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic activity, remained fairly healthy.

    There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

PORTFOLIO MANAGEMENT TEAM

Polly Ahrendts (Lead Manager)
Duy Nguyen

Assisted by investment teams
representing AIM's Domestic-
Growth, Value and GARP disciplines

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

    Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

    In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                    [GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

    In addition to the Treasury, Congress has authorized certain federal-government agencies, such as Ginnie Mae, formerly the Government National Mortgage Association, to issue marketable debt securities. Agency-like corporations operating under government charters, such as Fannie Mae, formerly the Federal National Mortgage Association and Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, also issue bonds.

    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases.
U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

    High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

    Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-96.92%

ADVERTISING-2.87%

Interpublic Group of Cos., Inc. (The)             435,000    $ 10,770,600
-------------------------------------------------------------------------
Lamar Advertising Co.(a)                          248,000       9,228,080
=========================================================================
                                                               19,998,680
=========================================================================

AEROSPACE & DEFENSE-1.25%

Lockheed Martin Corp.                             125,000       8,687,500
=========================================================================

AIRLINES-0.46%

AirTran Holdings, Inc.(a)                         600,000       3,210,000
=========================================================================

ALUMINUM-1.14%

Alcoa Inc.                                        240,000       7,956,000
=========================================================================

APPAREL RETAIL-2.77%

Gap, Inc. (The)                                   735,000      10,437,000
-------------------------------------------------------------------------
Ross Stores, Inc.                                 216,400       8,818,300
=========================================================================
                                                               19,255,300
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.61%

Coach, Inc.(a)                                     78,000       4,282,200
=========================================================================

APPLICATION SOFTWARE-2.38%

Activision, Inc.(a)                                85,600       2,487,536
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      100,000       2,296,000
-------------------------------------------------------------------------
National Instruments Corp.(a)                     225,000       7,326,000
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               126,000       1,874,880
-------------------------------------------------------------------------
Secure Computing Corp.(a)                         344,900       2,603,995
=========================================================================
                                                               16,588,411
=========================================================================

BANKS-4.88%

Bank of America Corp.                             129,100       9,083,476
-------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  105,000       3,543,750
-------------------------------------------------------------------------
Bank One Corp.                                    275,000      10,582,000
-------------------------------------------------------------------------
Comerica Inc.                                      92,000       5,648,800
-------------------------------------------------------------------------
Synovus Financial Corp.                           185,000       5,091,200
=========================================================================
                                                               33,949,226
=========================================================================

BIOTECHNOLOGY-0.85%

Gilead Sciences, Inc.(a)                          179,000       5,885,520
=========================================================================

BROADCASTING & CABLE TV-4.30%

Clear Channel Communications, Inc.(a)             230,000       7,364,600
-------------------------------------------------------------------------
Comcast Corp.-Class A(a)                          241,000       5,745,440
-------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               215,000       5,923,250
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    276,000       7,203,600
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)          117,000    $  3,673,800
=========================================================================
                                                               29,910,690
=========================================================================

BUILDING PRODUCTS-3.99%

American Standard Cos. Inc.(a)                    207,000      15,545,700
-------------------------------------------------------------------------
Masco Corp.                                       451,000      12,226,610
=========================================================================
                                                               27,772,310
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

CDW Computer Centers, Inc.(a)                     121,000       5,664,010
=========================================================================

CONSUMER ELECTRONICS-1.06%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                   266,207       7,347,313
=========================================================================

CONSUMER FINANCE-1.35%

AmeriCredit Corp.(a)                              181,100       5,079,855
-------------------------------------------------------------------------
Capital One Financial Corp.                        70,800       4,322,340
=========================================================================
                                                                9,402,195
=========================================================================

DATA PROCESSING SERVICES-6.33%

BISYS Group, Inc. (The)(a)                        506,000      16,849,800
-------------------------------------------------------------------------
Ceridian Corp.(a)                                 809,500      15,364,310
-------------------------------------------------------------------------
DST Systems, Inc.(a)                               99,700       4,557,287
-------------------------------------------------------------------------
First Data Corp.                                  138,000       5,133,600
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                    59,000       2,165,890
=========================================================================
                                                               44,070,887
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.10%

H&R Block, Inc.                                   317,000      14,629,550
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.34%

Citigroup Inc.                                    308,500      11,954,375
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           446,000      15,128,320
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      92,800       5,801,856
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         277,000      11,218,500
=========================================================================
                                                               44,103,051
=========================================================================

DRUG RETAIL-1.31%

CVS Corp.                                         129,300       3,956,580
-------------------------------------------------------------------------
Walgreen Co.                                      133,000       5,137,790
=========================================================================
                                                                9,094,370
=========================================================================

ELECTRIC UTILITIES-2.08%

PG&E Corp.(a)                                     532,000       9,517,480
-------------------------------------------------------------------------
Public Service Enterprise Group Inc.              113,900       4,931,870
=========================================================================
                                                               14,449,350
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.34%

Celestica Inc. (Canada)(a)                        104,000    $  2,361,840
=========================================================================

ENVIRONMENTAL SERVICES-1.90%

Waste Management, Inc.                            509,000      13,259,450
=========================================================================

FOOD RETAIL-2.04%

Kroger Co. (The)(a)                               715,000      14,228,500
=========================================================================

GENERAL MERCHANDISE STORES-1.92%

Target Corp.                                      350,000      13,335,000
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.67%

Express Scripts, Inc.(a)                          200,000      10,022,000
-------------------------------------------------------------------------
IMPATH Inc.(a)                                     52,500         942,375
-------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           220,000      10,043,000
-------------------------------------------------------------------------
McKesson Corp.                                    138,000       4,512,600
=========================================================================
                                                               25,519,975
=========================================================================

HEALTH CARE EQUIPMENT-0.55%

Biomet, Inc.(a)                                   141,000       3,823,920
=========================================================================

HEALTH CARE FACILITIES-2.56%

Community Health Systems Inc.(a)                  100,000       2,680,000
-------------------------------------------------------------------------
HCA Inc.                                          150,000       7,125,000
-------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      111,800       4,059,458
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          55,000       3,935,250
=========================================================================
                                                               17,799,708
=========================================================================

INDUSTRIAL CONGLOMERATES-1.83%

General Electric Co.                              160,000       4,648,000
-------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 601,000       8,119,510
=========================================================================
                                                               12,767,510
=========================================================================

LEISURE PRODUCTS-0.77%

Mattel, Inc.                                      254,000       5,354,320
=========================================================================

LIFE & HEALTH INSURANCE-1.75%

UnumProvident Corp.                               478,000      12,165,100
=========================================================================

MANAGED HEALTH CARE-2.60%

CIGNA Corp.                                       122,000      11,885,240
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            68,200       6,243,710
=========================================================================
                                                               18,128,950
=========================================================================

MOVIES & ENTERTAINMENT-2.57%

AOL Time Warner Inc.(a)                           224,500       3,302,395
-------------------------------------------------------------------------
Macrovision Corp.(a)                              175,000       2,294,250
-------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            107,300       4,760,901
-------------------------------------------------------------------------
Walt Disney Co. (The)                             400,000       7,560,000
=========================================================================
                                                               17,917,546
=========================================================================

MULTI-LINE INSURANCE-1.18%

American International Group, Inc.                120,000       8,187,600
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

MULTI-UTILITIES & UNREGULATED POWER-1.45%

Duke Energy Corp.                                 200,000    $  6,220,000
-------------------------------------------------------------------------
MDU Resources Group, Inc.                         146,700       3,856,743
=========================================================================
                                                               10,076,743
=========================================================================

NETWORKING EQUIPMENT-0.55%

Cisco Systems, Inc.(a)                            275,000       3,836,250
=========================================================================

OIL & GAS DRILLING-4.12%

ENSCO International Inc.                          528,600      14,409,636
-------------------------------------------------------------------------
Transocean Inc.                                   459,210      14,304,391
=========================================================================
                                                               28,714,027
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.65%

BJ Services Co.(a)                                133,000       4,506,040
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.83%

Apache Corp.                                      100,820       5,795,134
=========================================================================

PHARMACEUTICALS-4.05%

Biovail Corp. (Canada)(a)                          98,000       2,838,080
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       77,000       5,451,600
-------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         500,000      12,105,000
-------------------------------------------------------------------------
Pfizer Inc.                                       223,000       7,805,000
=========================================================================
                                                               28,199,680
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.34%

ACE Ltd. (Bermuda)                                295,000       9,322,000
=========================================================================

REINSURANCE-0.86%

Everest Re Group, Ltd. (Bermuda)                  106,800       5,975,460
=========================================================================

SEMICONDUCTOR EQUIPMENT-1.74%

Applied Materials, Inc.(a)                        500,000       9,510,000
-------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    60,000       2,589,600
=========================================================================
                                                               12,099,600
=========================================================================

SEMICONDUCTORS-3.29%

Analog Devices, Inc.(a)                           165,000       4,900,500
-------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          47,100         826,134
-------------------------------------------------------------------------
Cirrus Logic, Inc.(a)                             125,000         936,250
-------------------------------------------------------------------------
Intel Corp.                                       200,000       3,654,000
-------------------------------------------------------------------------
Texas Instruments Inc.                            350,000       8,295,000
-------------------------------------------------------------------------
Zoran Corp.(a)                                    187,500       4,295,625
=========================================================================
                                                               22,907,509
=========================================================================

SOFT DRINKS-1.19%

PepsiCo, Inc.                                     172,000       8,290,400
=========================================================================

SPECIALTY STORES-0.61%

Copart, Inc.(a)                                   261,000       4,236,030
=========================================================================

SYSTEMS SOFTWARE-4.19%

Computer Associates International, Inc.           572,000       9,089,080
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Microsoft Corp.(a)                                255,000    $ 13,948,500
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                         310,000       6,134,900
=========================================================================
                                                               29,172,480
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.49%

Harmonic Inc.(a)                                  350,000       1,280,650
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                                450,000       9,076,500
=========================================================================
                                                               10,357,150
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $729,813,347)                           674,594,485
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

MONEY MARKET FUNDS-2.89%

STIC Liquid Assets Portfolio(b)                10,064,571    $ 10,064,571
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        10,064,571      10,064,571
=========================================================================
    Total Money Market Funds (Cost
      $20,129,142)                                             20,129,142
=========================================================================
TOTAL INVESTMENTS-99.81% (Cost $749,942,489)                  694,723,627
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.19%                             1,292,244
=========================================================================
NET ASSETS-100.00%                                           $696,015,871
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $749,942,489)*                              $ 694,723,627
-----------------------------------------------------------
Receivables for:
  Investments sold                               10,513,530
-----------------------------------------------------------
  Fund shares sold                                1,024,840
-----------------------------------------------------------
  Dividends                                         415,048
-----------------------------------------------------------
Investment for deferred compensation plan            71,148
-----------------------------------------------------------
Collateral for securities loaned                 20,457,300
-----------------------------------------------------------
Other assets                                         34,948
===========================================================
     Total assets                               727,240,441
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           5,232,959
-----------------------------------------------------------
  Fund shares reacquired                          4,314,081
-----------------------------------------------------------
  Deferred compensation plan                         71,148
-----------------------------------------------------------
  Collateral upon return of securities
     loaned                                      20,457,300
-----------------------------------------------------------
Accrued distribution fees                           772,006
-----------------------------------------------------------
Accrued transfer agent fees                         268,526
-----------------------------------------------------------
Accrued operating expenses                          108,550
===========================================================
     Total liabilities                           31,224,570
===========================================================
Net assets applicable to shares outstanding   $ 696,015,871
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                       $ 331,278,286
___________________________________________________________
===========================================================
Class B                                       $ 318,059,547
___________________________________________________________
===========================================================
Class C                                       $  46,678,038
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          22,986,211
___________________________________________________________
===========================================================
Class B                                          24,242,446
___________________________________________________________
===========================================================
Class C                                           3,562,291
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                   $       14.41
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $14.41 divided by
       94.50%)                                $       15.25
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                    $       13.12
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                    $       13.10
___________________________________________________________
===========================================================


* At June 30, 2002, securities with an aggregate market value of $19,953,800 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $21,102)                                    $   2,834,176
-----------------------------------------------------------
Dividends from affiliated money market funds        276,889
-----------------------------------------------------------
Interest                                             16,523
-----------------------------------------------------------
Security lending income                              21,042
===========================================================
    Total investment income                       3,148,630
===========================================================

EXPENSES:

Advisory fees                                     2,681,529
-----------------------------------------------------------
Administrative services fees                         75,627
-----------------------------------------------------------
Custodian fees                                       39,159
-----------------------------------------------------------
Distribution fees -- Class A                        471,081
-----------------------------------------------------------
Distribution fees -- Class B                      1,925,851
-----------------------------------------------------------
Distribution fees -- Class C                        271,997
-----------------------------------------------------------
Transfer agent fees                               1,090,724
-----------------------------------------------------------
Trustees' fees                                        6,653
-----------------------------------------------------------
Other                                               150,480
===========================================================
    Total expenses                                6,713,101
===========================================================
Less: Fees waived                                    (2,795)
-----------------------------------------------------------
    Expenses paid indirectly                         (5,746)
===========================================================
    Net expenses                                  6,704,560
===========================================================
Net investment income (loss)                     (3,555,930)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (13,199,760)
-----------------------------------------------------------
  Futures contracts                                (957,585)
===========================================================
                                                (14,157,345)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities      (113,476,515)
===========================================================
Net gain (loss) from investment securities
  and futures contracts                        (127,633,860)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(131,189,790)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,        DECEMBER 31,
                                                                  2002              2001
                                                              -------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (3,555,930)   $   (8,768,266)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                           (14,157,345)      (63,074,168)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (113,476,515)     (268,042,127)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (131,189,790)     (339,884,561)
=============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --          (302,937)
---------------------------------------------------------------------------------------------
  Class B                                                                --          (357,522)
---------------------------------------------------------------------------------------------
  Class C                                                                --           (50,347)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (5,149,372)        6,643,157
---------------------------------------------------------------------------------------------
  Class B                                                       (52,000,679)      (51,890,759)
---------------------------------------------------------------------------------------------
  Class C                                                        (3,536,849)        8,259,467
=============================================================================================
    Net increase (decrease) in net assets                      (191,876,690)     (377,583,502)
=============================================================================================

NET ASSETS:

  Beginning of period                                           887,892,561     1,265,476,063
=============================================================================================
  End of period                                               $ 696,015,871    $  887,892,561
_____________________________________________________________________________________________
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 838,988,116    $  899,675,016
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (3,658,810)         (102,880)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                            (84,094,573)      (69,937,228)
---------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (55,218,862)       58,257,653
=============================================================================================
                                                              $ 696,015,871    $  887,892,561
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment's objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $47,261,707 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $2,795.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $75,627 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $696,547 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $471,081, $1,925,851 and $271,997, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $47,071 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $8,481, $0 and $4,776 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,942 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,745 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,746.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $19,953,800 were on loan to brokers. The loans were secured by cash collateral of $20,457,300 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended June 30, 2002, the Fund received fees of $21,042 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001         2000
                                        ----         ----
Distributions paid from long-term
  capital gain                        $710,806   $147,914,663
=============================================================


As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss
  carryforward            $(47,261,707)
--------------------------------------
Unrealized appreciation     35,479,252
======================================
                          $(11,782,455)
______________________________________
======================================


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $302,887,591 and $367,472,043, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $  77,397,872
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (132,616,734)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $ (55,218,862)
___________________________________________________________
===========================================================
Investments have the same costs for tax and financial
statement purposes.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2002                DECEMBER 31, 2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    -------------
Sold:
  Class A                                                      3,185,750    $ 51,811,915     6,672,144    $ 124,637,977
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,004,268      14,916,938     4,452,066       77,747,707
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        357,371       5,295,253     1,686,037       28,895,794
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        17,383          291,047
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        21,814          329,884
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         3,040           46,562
=======================================================================================================================
Reacquired:
  Class A                                                     (3,533,474)    (56,961,287)   (6,609,149)    (118,285,867)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,565,227)    (66,917,617)   (8,062,270)    (129,968,351)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (604,079)     (8,832,102)   (1,300,657)     (20,682,889)
=======================================================================================================================
                                                              (4,155,391)   $(60,686,900)   (3,119,592)   $ (36,988,136)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                              JUNE 30,       --------------------------------------------------------------------
                                               2002            2001           2000           1999           1998           1997
                                             ----------      --------       --------       --------       --------       --------
Net asset value, beginning of period          $  17.00       $  22.88       $  26.23       $  19.35       $  15.67       $  14.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)(a)      (0.08)(a)      (0.01)(a)      (0.06)         (0.04)          0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (2.55)         (5.79)         (0.44)          8.00           4.24           2.82
=================================================================================================================================
    Total from investment operations             (2.59)         (5.87)         (0.45)          7.94           4.20           2.83
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --             --             --             --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --          (0.01)         (2.90)         (1.06)         (0.52)         (1.93)
=================================================================================================================================
    Total distributions                             --          (0.01)         (2.90)         (1.06)         (0.52)         (1.94)
=================================================================================================================================
Net asset value, end of period                $  14.41       $  17.00       $  22.88       $  26.23       $  19.35       $  15.67
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 (15.23)%       (25.64)%        (1.77)%        41.48%         27.09%         19.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $331,278       $396,779       $532,042       $461,628       $320,143       $266,168
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.24%(c)       1.24%          1.07%          1.09%          1.11%          1.13%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.47)%(c)     (0.45)%        (0.02)%        (0.31)%        (0.22)%         0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             38%           117%            56%            31%            68%           110%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $379,988,100.


                                                                                   CLASS B
                                            ------------------------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED JUNE                             YEAR ENDED DECEMBER 31,
                                               30,           -------------------------------------------------------------------
                                              2002             2001           2000           1999           1998          1997
                                            ----------       --------       --------       --------       --------      --------
Net asset value, beginning of period         $  15.54        $  21.07       $  24.57       $  18.33       $  14.98      $  14.32
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.09)(a)       (0.20)(a)      (0.22)(a)      (0.23)(a)      (0.17)        (0.13)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (2.33)          (5.32)         (0.38)          7.53           4.04          2.72
================================================================================================================================
    Total from investment operations            (2.42)          (5.52)         (0.60)          7.30           3.87          2.59
================================================================================================================================
Less distributions from net realized gains         --           (0.01)         (2.90)         (1.06)         (0.52)        (1.93)
================================================================================================================================
Net asset value, end of period               $  13.12        $  15.54       $  21.07       $  24.57       $  18.33      $  14.98
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                (15.57)%        (26.19)%        (2.50)%        40.29%         26.13%        18.50%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $318,060        $432,002       $661,445       $592,555       $428,002      $356,186
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets          1.99%(c)        2.00%          1.84%          1.90%          1.93%         1.99%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (1.22)%(c)      (1.21)%        (0.80)%        (1.12)%        (1.04)%       (0.82)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                            38%            117%            56%            31%            68%          110%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $388,362,185.


                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                           SIX MONTHS                                                               (DATE SALES
                                             ENDED                      YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                            JUNE 30,        ------------------------------------------------        DECEMBER 31,
                                             2002            2001          2000          1999          1998             1997
                                           ----------       -------       -------       -------       ------       --------------
Net asset value, beginning of period        $ 15.52         $ 21.05       $ 24.55       $ 18.32       $14.98           $17.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.09)(a)       (0.20)(a)     (0.22)(a)     (0.23)(a)    (0.17)(a)        (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (2.33)          (5.32)        (0.38)         7.52         4.03            (0.70)
=================================================================================================================================
    Total from investment operations          (2.42)          (5.52)        (0.60)         7.29         3.86            (0.74)
=================================================================================================================================
Less distributions from net realized
  gains                                          --           (0.01)        (2.90)        (1.06)       (0.52)           (1.93)
=================================================================================================================================
Net asset value, end of period              $ 13.10         $ 15.52       $ 21.05       $ 24.55       $18.32           $14.98
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              (15.59)%        (26.21)%       (2.50)%       40.26%       26.07%           (3.86)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $46,678         $59,112       $71,989       $25,275       $8,501           $1,189
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.99%(c)        2.00%         1.84%         1.90%        1.93%            1.95%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.22)%(c)      (1.21)%       (0.80)%       (1.12)%      (1.04)%          (0.77)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                          38%            117%           56%           31%          68%             110%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $54,850,242.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES          OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham           Robert H. Graham                         11 Greenway Plaza
                           Chairman and President                   Suite 100
Frank S. Bayley                                                     Houston, TX 77046
                           Carol F. Relihan
Bruce L. Crockett          Senior Vice President and Secretary      INVESTMENT ADVISOR

Albert R. Dowden           Gary T. Crum                             A I M Advisors, Inc.
                           Senior Vice President                    11 Greenway Plaza
Edward K. Dunn Jr.                                                  Suite 100
                           Dana R. Sutton                           Houston, TX 77046
Jack M. Fields             Vice President and Treasurer
                                                                    TRANSFER AGENT
Carl Frischling            Robert G. Alley
                           Vice President                           A I M Fund Services, Inc.
Prema Mathai-Davis                                                  P.O. Box 4739
                           Stuart W. Coco                           Houston, TX 77210-4739
Lewis F. Pennock           Vice President
                                                                    CUSTODIAN
Ruth H. Quigley            Melville B. Cox
                           Vice President                           State Street Bank and Trust Company
Louis S. Sklar                                                      225 Franklin Street
                           Karen Dunn Kelley                        Boston, MA 02110
                           Vice President
                                                                    COUNSEL TO THE FUND
                           Edgar M. Larsen
                           Vice President                           Ballard Spahr
                                                                    Andrews & Ingersoll, LLP
                                                                    1735 Market Street
                                                                    Philadelphia, PA 19103

                                                                    COUNSEL TO THE TRUSTEES

                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                    919 Third Avenue
                                                                    New York, NY 10022

                                                                    DISTRIBUTOR

                                                                    A I M Distributors, Inc.
                                                                    11 Greenway Plaza
                                                                    Suite 100
                                                                    Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

                                     [PHOTO]

================================================================================

                        IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                         BENEFITS OF BEING SURROUNDED BY

                         A DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                         FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                           A WHIZ AT MATH. INDEED, THE

                          ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

    By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION--If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT--By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS--While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT--All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

    A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                                  EQUITY FUNDS

       DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
                                                                                   leadership in the mutual fund industry since
          MORE AGGRESSIVE                           MORE AGGRESSIVE                1976 and manages approximately $135 billion
                                                                                   in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                  AIM Developing Markets                   including individual investors, corporate
AIM Opportunities II(1,2)                 AIM European Small Company               clients and financial institutions.*
AIM Opportunities III(1,2)                AIM Asia Pacific Growth(2)
AIM Emerging Growth                       AIM International Emerging Growth            The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                   AIM Global Aggressive Growth             Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                     AIM European Growth(2)                   a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                        AIM Euroland Growth(4)                   world's largest independent financial services
AIM Dent Demographic Trends               AIM International Growth(2)              companies with $364 billion in assets under
AIM Constellation                         AIM Global Growth                        management.*
AIM Large Cap Growth                      AIM Worldwide Spectrum
AIM Weingarten                            AIM Global Trends
AIM Small Cap Equity                      AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                         MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                          SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                 AIM New Technology
AIM Charter                               AIM Global Science and Technology(2)
AIM Basic Value                           AIM Global Energy(5)
AIM Large Cap Basic Value                 AIM Global Infrastructure(4)
AIM Balanced                              AIM Global Financial Services
AIM Basic Balanced                        AIM Global Health Care
                                          AIM Global Utilities
         MORE CONSERVATIVE                AIM Real Estate

                                                   MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

    TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                              MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        [INVEST WITH DISCIPLINE]
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                               SEQ-SAR-1